UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21487

HELIOS STRATEGIC INCOME FUND, INC.

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 24TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS STRATEGIC INCOME FUND, INC.

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 24TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-497-3746

Date of fiscal year end: March 31, 2013

Date of reporting period: September 30, 2012

Item 1. Reports to Shareholders.

IN PROFILE

Brookfield is a global alternative asset manager with approximately $150 billion in assets under management as of September 30, 2012. We have over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. We offer a range of public and private investment products and services, which leverage our expertise and experience and provide us with a distinct competitive advantage in the markets where we operate. On behalf of our clients, Brookfield is also an active investor in the public securities markets, where our experience extends nearly 40 years. Over this time, we have successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Through our SEC-registered investment advisor, Brookfield Investment Management Inc., our public market activities complement our core competencies as a direct investor. These activities encompass global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management Inc. maintains offices and investment teams in Toronto, Chicago, Boston and London.

This report is for stockholder information. This is not a prospectus intended for the use in the purchase or sale of Fund Shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2012. Brookfield Investment Management Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

I am pleased to provide the Semi-Annual Report for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds”) for the six month period ended September 30, 2012.

The high yield market delivered impressive performance in recent months, reflecting improved investor confidence as well as continued demand for yield. Prior concerns over the health of the European Union began to subside over the period, following the announcement of new monetary policy actions by the European Central Bank. Additionally, the ongoing recovery in the U.S. housing market led to enhanced optimism regarding the U.S. economy overall. This return to confidence led to strong demand within the high yield market, which continues to benefit from robust corporate credit quality and liquidity in addition to meaningful current income.

We continue to maintain our positive view of high yield credit fundamentals. Furthermore, we continue to believe that yield spreads in the high yield market remain attractive. However, we note that the market is now trading above par and nominal yields are trending below historical averages. Accordingly, while we believe the current market represents value for investors, the potential for future price appreciation may be limited.

Importantly, our experience suggests that a diversified portfolio of income producing corporate bonds with a conservative risk profile should support an attractive dividend stream for investors. We continue to believe the Funds are well-positioned to generate sustainable yields over the course of an entire market cycle.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Funds’ investment performance, together with the Funds’ unaudited financial statements and schedule of investments as of September 30, 2012.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2012 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Advantage Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended September 30, 2012, Helios Advantage Income Fund, Inc. (NYSE: HAV) had a total return based on net asset value of 6.98% and a total return based on market price of 3.28%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $9.21 on September 30, 2012, the Fund’s shares had a dividend yield of 8.14%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

Individual contributors of performance included Marina District Finance, Pultegroup, and Niska Gas Storage. Marina District Finance owns the Borgata Hotel/Casino in Atlantic City whose bonds rallied as investors realized that competition in that market would not negatively impact the property. Pultegroup is a residential homebuilder benefitting from the apparent bottoming in the housing sector and Niska Gas Storage which benefited from high volumes of natural gas injections as new gas production came online this period.

Detractors of performance included Insight Communications, General Motors’ equity, and AK Steel. Insight Communications is a cable TV company whose bonds were called when the company was acquired by Time Warner Cable. General Motors’ equity was down in the period as investors worried about the possible impact of a

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

sale of the U.S. government’s shares acquired during the recession. AK Steel is a large North American steel producer whose bonds were lower on softer steel prices resulting from a reduction in Chinese demand.

HIGH YIELD MARKET ENVIRONMENT

The high yield market delivered robust returns for the six-month period ended September 30, 2012. Early in the period, markets corrected lower as, for the third year in a row, investors held a negative view beginning in May 2012. This was primarily attributed to concerns over the health of the European Union and slowing economic growth in China. Unlike prior years, however, the correction was short-lived, confined mostly to the month of May. Every other month during the period saw strong positive returns in excess of 1% per month cumulating to a six-month return of 6.5% despite the correction in May. The high yield bond market’s enthusiasm was not matched by equity returns, which were up only 1.6% as measured by the Russell 2000 Index.

The spread between high yield corporate bonds and the 10-Year U.S. Treasury compressed modestly during the six-month period from 594 basis points to 569 basis points. We view this compression as a positive because the underlying 10-year U.S. Treasury rate fell from 2.21% to 1.64%.

Current spreads of 569 basis points remain wider than the 400-500 basis points we would normally expect to see at this point in the credit cycle, although that has diminished somewhat as spreads continue to narrow. Therefore, while the high yield market continues to represent value to investors, further price appreciation is likely to be limited as the sector, as a whole, is trading above par.

Corporate credit has been sound for the past couple of years, and we saw stable credit this period with the default rate declining slightly from 1.9%.1 to 1.8%.2 Note that this period’s default rate of 1.8% remains well below the market’s 25-year average default rate of 4.2%3

Credit ratings agencies confirm the stable trend in corporate credit by upgrading 1.0 times as many high yield companies as they downgraded in the past 12 months.4 We noted that companies reported acceptable (but not strong) earnings through the second quarter of 2011, (the latest reporting period) and we saw more management teams taking a cautious view of the future.

Supply and demand was generally positive during the period with high yield mutual funds seeing strong inflows.5 New issue volume was strong following May’s correction, accelerating to an all-time quarterly record of $98.5 billion, in the third quarter of calendar 2012, above the previous record of $96.8 billion posted in the first quarter of 2012. September’s new issue volume of $46 billion was an all-time record. Overall, with money flooding into mutual funds, deals were oversubscribed and traded higher in the aftermarket. Traders report that there seems to be ample cash available to buy issues and report that some challenges exist in purchasing good quality paper in the secondary market. The bulk of new issues are used to refinance debt which has the effect of improving credit quality by eliminating near term maturities. We note with some concern, however, a rise in the number of riskier new issues late in the period when some companies took advantage of the robust buying appetite and issued lower quality paper, PIK or pay-in-kind bonds, and financing to pay dividends to owners. While the volume of these riskier transactions is not yet concerning, we note that it is the first time since the downturn that we have seen a significant increase in such paper.

OUTLOOK

Brookfield has been positive on the high yield market, noting the robust credit quality, good corporate liquidity and excellent progress on the part of corporate treasurers in managing their debt structures. The high yield market agreed and returns were excellent. As these fundamentals remain in place, our outlook for this asset class over the next 12 months or so remains positive.

[1]	JP Morgan, High Yield Default Monitor, April 2, 2012 p 1

[2]	JP Morgan, High Yield Default Monitor, October 1, 2012 p 4.

[3]	JP Morgan, High Yield Default Monitor, October 1, 2012 p 2

[4]	JP Morgan, High Yield Default Monitor, October 1, 2012 p 10

[5]	Credit Suisse “Leveraged Finance Strategy Update” October 1, 2012, p. 2.

2012 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

However, we also believe that significant further potential upside appreciation is limited due to the decline in spreads from 737 to 569 basis points in 2012, and with the return of the market above par. While normally we would expect the spread to be 50 to 100 basis points narrower than current levels, we note the unusually depressed level of the benchmark treasury yields, which may be artificially depressed due to actions by the Federal Reserve. With the high yield market trading at yields near all time lows, our enthusiasm is tempered at this point. We are carefully watching the quality of new issues coming to market as a possible negative going forward.

Given our expectation of modest economic growth, modestly increasing defaults, although no general recession, we believe that high yield investors are adequately, but not generously compensated at current yield spread levels. While we would normally be targeting yield spreads of 400 to 500 basis points at this point in the credit cycle, we remain skeptical that the problems in Europe are permanently addressed, and are increasingly concerned with the health of the U.S. balance sheet which will need to be addressed shortly after the November election. With these risks outstanding we expect high yield investors will continue to demand a premium to historical spreads, at least for the next few quarters. For investors seeking to clip the current coupon offered in the high yield market, the investment landscape remains attractive.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Advantage Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2012 and subject to change based on subsequent developments.

2012 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2012

PORTFOLIO STATISTICS

Annualized dividend yield[1]	8.14%

Weighted average coupon	8.08%

Weighted average life	4.75 years

Percentage of leveraged assets	27.85%

Total number of holdings	134

CREDIT QUALITY

BBB	3%

BB	16%

B	56%

CCC	19%

Unrated	2%

Cash	4%
Total	100%

ASSET ALLOCATION2

Investment Grade Corporate Bonds	5%

High Yield Corporate Bonds	94%

Common Stocks and Warrants	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by September 30, 2012 stock price.

[2]	Includes only invested assets; excludes cash.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 5.9%
Automotive – 1.2%
Ford Motor Co. [2] (Cost – $596,132)	6.50%	08/01/18	$650	$750,750

Basic Industry – 1.1%
Georgia-Pacific LLC	7.25	06/01/28	230	291,053
Georgia-Pacific LLC	7.38	12/01/25	270	357,370

Total Basic Industry (Cost – $468,993)				648,423

Energy – 1.5%
Pioneer Natural Resources Co.	6.65	03/15/17	500	593,541
SESI LLC [2]	6.88	06/01/14	299	299,000

Total Energy (Cost – $736,646)				892,541

Telecommunications – 2.1%
Qwest Corp. [2] (Cost – $887,906)	6.88	09/15/33	1,225	1,240,312
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $2,689,677)				3,532,026
HIGH YIELD CORPORATE BONDS – 126.0%
Automotive – 7.4%
American Axle & Manufacturing, Inc . [2]	7.88	03/01/17	1,000	1,042,500
Chrysler Group LLC/CG Co-Issuer, Inc.	8.25	06/15/21	775	825,375
General Motors Financial Company, Inc. [3,4]	4.75	08/15/17	250	256,328
Jaguar Land Rover PLC [3,4,6]	8.13	05/15/21	575	626,031
Motors Liquidation Co. [8,9]	7.13	07/15/13	250	25
Motors Liquidation Co. [8,9]	8.38	07/15/33	1,750	175
Pittsburgh Glass Works LLC [3,4]	8.50	04/15/16	765	711,450
Tenneco, Inc. [2]	6.88	12/15/20	775	848,625
Visteon Corp.	6.75	04/15/19	110	115,500

Total Automotive (Cost – $4,112,085)				4,426,009

Basic Industry – 22.3%
AK Steel Corp. [2]	7.63	05/15/20	775	678,125
Alpha Natural Resources, Inc.	6.25	06/01/21	625	520,313
Arch Coal, Inc.	8.75	08/01/16	550	539,000
Associated Materials LLC/AMH New Finance, Inc. [2]	9.13	11/01/17	700	686,000
Building Materials Corporation of America [3,4]	6.75	05/01/21	375	410,625
Cascades, Inc. [6]	7.75	12/15/17	275	288,063
Cascades, Inc. [6]	7.88	01/15/20	500	523,750
CONSOL Energy, Inc. [2]	8.25	04/01/20	275	288,063
FMG Resources August 2006 Property Ltd. [3,4,6]	6.88	04/01/22	500	457,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC	9.00	11/15/20	700	624,750
Huntsman International LLC [2]	8.63	03/15/21	1,000	1,145,000
Ineos Group Holdings SA [3,4,6]	8.50	02/15/16	775	732,375
Ineos Finance PLC [3,4,6]	9.00	05/15/15	400	423,000

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Masonite International Corp. [2,3,4,6]	8.25%	04/15/21	$775	$817,625
Ply Gem Industries, Inc. [2]	8.25	02/15/18	775	808,906
Steel Dynamics, Inc.	7.63	03/15/20	550	596,750
Tembec Industries, Inc. [2,6]	11.25	12/15/18	775	813,750
United States Steel Corp. [2]	7.00	02/01/18	1,400	1,403,500
USG Corp. [2]	9.75	01/15/18	475	513,000
Verso Paper Holdings LLC/Verso Paper, Inc. [3,4]	11.75	01/15/19	550	580,250
Xerium Technologies, Inc.	8.88	06/15/18	550	486,750

Total Basic Industry (Cost – $13,078,875)				13,337,095

Capital Goods – 12.7%
AAR Corp. [3,4]	7.25	01/15/22	300	312,000
Berry Plastics Corp. [2]	9.50	05/15/18	775	850,562
Casella Waste Systems, Inc. [3,4]	7.75	02/15/19	1,000	980,000
Coleman Cable, Inc. [2]	9.00	02/15/18	550	585,750
Crown Cork & Seal Company, Inc. [2]	7.38	12/15/26	975	1,070,062
Mueller Water Products, Inc.	7.38	06/01/17	775	794,375
Owens-Illinois, Inc.	7.80	05/15/18	575	662,687
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [2]	9.00	04/15/19	775	790,500
Tekni-Plex, Inc. [3,4]	9.75	06/01/19	425	454,750
Terex Corp.	6.50	04/01/20	300	312,000
Terex Corp. [2]	8.00	11/15/17	475	491,625
Trimas Corp.	9.75	12/15/17	276	318,780

Total Capital Goods (Cost – $7,134,404)				7,623,091

Consumer Cyclical – 7.5%
DineEquity, Inc. [2]	9.50	10/30/18	750	845,625
Levi Strauss & Co. [2]	7.63	05/15/20	750	810,000
Limited Brands, Inc.	7.60	07/15/37	475	486,875
Limited Brands, Inc.	8.50	06/15/19	300	361,500
Michaels Stores, Inc.	7.75	11/01/18	600	643,500
Sally Holdings LLC/Sally Capital, Inc.	6.88	11/15/19	475	528,437
The Neiman Marcus Group Inc. [2]	10.38	10/15/15	375	382,500
YCC Holdings LLC/Yankee Finance, Inc. [7]	10.25	02/15/16	400	414,000

Total Consumer Cyclical (Cost – $4,202,513)				4,472,437

Consumer Non-Cyclical – 5.0%
B&G Foods, Inc. [2]	7.63	01/15/18	1,000	1,080,000
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	630	661,500
Easton-Bell Sports, Inc. [2]	9.75	12/01/16	650	702,812
Jarden Corp. [2]	7.50	05/01/17	500	572,500

Total Consumer Non-Cyclical (Cost – $2,806,283)				3,016,812

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Energy – 20.0%
BreitBurn Energy Partners L.P./BreitBurn Finance Corp. [2]	8.63%	10/15/20	$775	$846,687
Calfrac Holdings L.P. [2,3,4]	7.50	12/01/20	700	693,000
Crosstex Energy L.P./Crosstex Energy Finance Corp. [2]	8.88	02/15/18	675	722,250
EV Energy Partners L.P./EV Energy Finance Corp. [2]	8.00	04/15/19	775	804,062
Frac Tech Services LLC/Frac Tech Finance, Inc. [3,4]	8.13	11/15/18	455	484,575
GMX Resources, Inc. [7]	11.00	12/01/17	286	268,178
Hercules Offshore, Inc. [2,3,4]	10.50	10/15/17	750	790,313
Hilcorp Energy ILP/Hilcorp Finance Co. [3,4]	8.00	02/15/20	550	611,875
Key Energy Services, Inc.	6.75	03/01/21	500	507,500
Linn Energy LLC/Linn Energy Finance Corp. [2]	8.63	04/15/20	775	848,625
McJunkin Red Man Corp. [2]	9.50	12/15/16	650	701,187
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [2]	8.88	03/15/18	750	774,375
Petroleum Geo-Services ASA [3,4,6]	7.38	12/15/18	325	346,937
Plains Exploration & Production Co.	7.63	06/01/18	550	585,750
Precision Drilling Corp. [2,6]	6.63	11/15/20	750	798,750
Quicksilver Resources, Inc. [2]	11.75	01/01/16	450	454,500
Trinidad Drilling Ltd. [3,4,6]	7.88	01/15/19	760	820,800
Venoco, Inc. [2]	8.88	02/15/19	750	652,500
W&T Offshore, Inc.	8.50	06/15/19	255	277,950

Total Energy (Cost – $11,573,352)				11,989,814

Healthcare – 9.3%
DJO Finance LLC/DJO Finance Corp. [3,4]	9.88	04/15/18	400	395,000
HCA, Inc. [2]	8.00	10/01/18	775	895,125
Health Management Associates, Inc. [2,3,4]	7.38	01/15/20	775	840,875
inVentiv Health, Inc. [3,4]	10.25	08/15/18	300	264,000
Kindred Healthcare, Inc.	8.25	06/01/19	400	389,000
Pharmaceutical Product Development, Inc. [2,3,4]	9.50	12/01/19	775	869,938
Polymer Group, Inc. [2]	7.75	02/01/19	750	798,750
Service Corporation International [2]	6.75	04/01/16	1,000	1,117,500

Total Healthcare (Cost – $5,127,760)				5,570,188

Media – 10.6%
American Reprographics Co. [2]	10.50	12/15/16	750	787,500
Cablevision Systems Corp. [2]	8.63	09/15/17	800	930,000
CCO Holdings LLC/CCO Holdings Capital Corp. [2]	8.13	04/30/20	975	1,101,750
Cenveo Corp.	8.88	02/01/18	350	331,625
Clear Channel Communications, Inc. [2]	9.00	03/01/21	750	667,500
Cumulus Media Holdings, Inc.	7.75	05/01/19	775	753,688
Deluxe Corp. [2]	7.38	06/01/15	600	610,500
Mediacom LLC/Mediacom Capital Corp. [2]	9.13	08/15/19	775	856,375
National CineMedia LLC [3,4]	6.00	04/15/22	275	290,125

Total Media (Cost – $6,130,906)				6,329,063

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Real Estate – 1.4%
RealogyCorp. [3,4] (Cost – $700,999)	7.88%	02/15/19	$775	$813,750

Services – 17.4%
AMC Entertainment, Inc. [2]	8.75	06/01/19	875	964,688
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [2]	8.25	01/15/19	775	843,781
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	9.75	03/15/20	200	228,500
Beazer Homes USA, Inc.	9.13	06/15/18	300	303,000
Boyd Gaming Corp. [3,4]	9.00	07/01/20	400	408,000
Caesars Entertainment Operating Company, Inc. [3,4]	8.50	02/15/20	300	300,000
Caesars Entertainment Operating Company, Inc. [2]	11.25	06/01/17	600	645,000
CityCenter Holdings LLC/CityCenter Finance Corp. [2]	7.63	01/15/16	750	800,625
FTI Consulting, Inc.	7.75	10/01/16	500	513,750
Iron Mountain, Inc.	8.38	08/15/21	325	359,938
Marina District Finance Company, Inc. [2]	9.88	08/15/18	400	401,000
MGM Resorts International [2]	7.63	01/15/17	775	821,500
MGM Resorts International [3,4]	8.63	02/01/19	225	245,250
MTR Gaming Group, Inc.	11.50	08/01/19	578	608,319
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [3,4]	8.88	04/15/17	750	793,125
PulteGroup, Inc. [2]	6.38	05/15/33	750	697,500
Standard Pacific Corp. [2]	8.38	05/15/18	550	634,563
UR Merger Sub Corp.	8.25	02/01/21	450	493,875
UR Merger Sub Corp. [2]	10.25	11/15/19	325	370,500

Total Services (Cost – $9,644,018)				10,432,914

Technology & Electronics – 2.6%
First Data Corp. [2,3,4]	8.25	01/15/21	750	748,125
First Data Corp.	9.88	09/24/15	71	72,420
Freescale Semiconductor, Inc. [2]	8.05	02/01/20	775	763,375

Total Technology & Electronics (Cost – $1,574,602)				1,583,920

Telecommunications – 7.6%
Cincinnati Bell, Inc.	8.25	10/15/17	345	368,288
Cincinnati Bell, Inc.	8.75	03/15/18	430	436,450
Frontier Communications Corp. [2]	7.13	03/15/19	1,300	1,384,500
Level 3 Communications, Inc. [3,4]	8.88	06/01/19	775	813,750
PAETEC Holding Corp.	9.88	12/01/18	500	572,500
Windstream Corp. [2]	7.00	03/15/19	1,000	1,020,000

Total Telecommunications (Cost – $4,243,407)				4,595,488

Utility – 2.2%
Calpine Corp. [2,3,4]	7.25	10/15/17	650	693,875
NRG Energy, Inc.	8.50	06/15/19	550	594,000

Total Utility (Cost – $1,195,337)				1,287,875
Total HIGH YIELD CORPORATE BONDS (Cost – $71,524,541)				75,478,456

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
TERM LOANS – 0.4%
Texas Competitive Electric Holdings Company LLC [1,4]	4.74%	10/10/17	$288	$197,597
Texas Competitive Electric Holdings Company LLC [1,4]	4.94	10/10/17	46	31,750
Total TERM LOANS (Cost – $276,817)				229,347

			Shares	Value (Note 2)
COMMON STOCKS – 1.4%
Basic Industry – 1.0%
Huntsman Corp. (Cost – $379,531)			37,905	565,922

Telecommunications – 0.4%
Frontier Communications Corp.			21,644	106,056
Windstream Corp.			11,050	111,716

Total Telecommunications (Cost – $325,638)				217,772
Total COMMON STOCKS (Cost – $705,169)				783,694
WARRANTS – 0.3%
Automotive – 0.3%
General Motors Co. [5]
Expiration: July 2019
Exercise Price: $18.33			7,393	61,066
General Motors Co. [5]
Expiration: July 2016
Exercise Price: $10.00			7,393	101,876

Total Automotive (Cost – $432,026)				162,942
Total WARRANTS (Cost – $432,026)				162,942
Total Investments – 134.0% (Cost – $75,628,230)				80,186,465
Liabilities in Excess of Other Assets – (34.0)%				(20,324,979)

TOTAL NET ASSETS – 100.0%				$59,861,486

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended September 30, 2012, Helios High Income Fund, Inc. (NYSE: HIH) had a total return based on net asset value of 6.92% and a total return based on market price of 3.60%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $8.84 on September 30, 2012, the Fund’s shares had a dividend yield of 8.14%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

Individual contributors of performance included Frontier Communications, Cablevision Systems, and AMC Entertainment. Frontier Communications offers telephonic communications services in rural areas to small business and residential customers. Their bonds rallied on expectations that the company may seek to refinance at today’s lower interest rates. Cablevision Systems is a cable TV company whose bonds rallied on general market strength assisted by attractive call protections. AMC Entertainment is a movie exhibition company whose bonds rallied when the company was acquired.

Detractors of performance included Insight Communications, General Motors’ equity and AK Steel. Insight Communications is a cable TV company whose bonds were called when the company was acquired by Time

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Warner Cable, General Motors’ equity was down in the period as investors worried about the possible impact of a sale of the U.S. government’s shares acquired during the recession. AK Steel is a large North American steel producer whose bonds were lower on softer steel prices resulting from a reduction in Chinese demand.

HIGH YIELD MARKET ENVIRONMENT

The high yield market delivered robust returns for the six-month period ended September 30, 2012. Early in the period, markets corrected lower as, for the third year in a row, investors held a negative view beginning in May 2012. This was primarily attributed to concerns over the health of the European Union and slowing economic growth in China. Unlike prior years, however, the correction was short-lived, confined mostly to the month of May. Every other month during the period saw strong positive returns in excess of 1% per month cumulating to a six-month return of 6.5% despite the correction in May. The high yield bond market’s enthusiasm was not matched by equity returns, which were up only 1.6% as measured by the Russell 2000 Index.

The spread between high yield corporate bonds and the 10-Year U.S. Treasury compressed modestly during the six-month period from 594 basis points to 569 basis points. We view this compression as a positive because the underlying 10-year U.S. Treasury rate fell from 2.21% to 1.64%.

Current spreads of 569 basis points remain wider than the 400-500 basis points we would normally expect to see at this point in the credit cycle, although that has diminished somewhat as spreads continue to narrow. Therefore, while the high yield market continues to represent value to investors, further price appreciation is likely to be limited as the sector, as a whole, is trading above par.

Corporate credit has been sound for the past couple of years, and we saw stable credit this period with the default rate declining slightly from 1.9%.1 to 1.8%.2 Note that this period’s default rate of 1.8% remains well below the market’s 25-year average default rate of 4.2%.3

Credit ratings agencies confirm the stable trend in corporate credit by upgrading 1.0 times as many high yield companies as they downgraded in the past 12 months.4 We noted that companies reported acceptable (but not strong) earnings through the second quarter of 2011, (the latest reporting period) and we saw more management teams taking a cautious view of the future.

Supply and demand was generally positive during the period with high yield mutual funds seeing strong inflows.5 New issue volume was strong following May’s correction, accelerating to an all-time quarterly record of $98.5 billion, in the third quarter of calendar 2012, above the previous record of $96.8 billion posted in the first quarter of 2012. September’s new issue volume of $46 billion was an all-time record. Overall, with money flooding into mutual funds, deals were oversubscribed and traded higher in the aftermarket. Traders report that there seems to be ample cash available to buy issues and report that some challenges exist in purchasing good quality paper in the secondary market. The bulk of new issues are used to refinance debt which has the effect of improving credit quality by eliminating near term maturities. We note with some concern, however, a rise in the number of riskier new issues late in the period when some companies took advantage of the robust buying appetite and issued lower quality paper, PIK or pay-in-kind bonds, and financing to pay dividends to owners. While the volume of these riskier transactions is not yet concerning, we note that it is the first time since the downturn that we have seen a significant increase in such paper.

OUTLOOK

Brookfield has been positive on the high yield market, noting the robust credit quality, good corporate liquidity and excellent progress on the part of corporate treasurers in managing their debt structures. The high yield market agreed and returns were excellent. As these fundamentals remain in place, our outlook for this asset class over the next 12 months or so remains positive.

[1]	JP Morgan, High Yield Default Monitor, April 2, 2012 p 1

[2]	JP Morgan, High Yield Default Monitor, October 1, 2012 p 4.

[3]	JP Morgan, High Yield Default Monitor, October 1, 2012 p 2

[4]	JP Morgan, High Yield Default Monitor, October 1, 2012 p 10

[5]	Credit Suisse “Leveraged Finance Strategy Update” October 1, 2012, p. 2.

2012 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

However, we also believe that significant further potential upside appreciation is limited due to the decline in spreads from 737 to 569 basis points in 2012, and with the return of the market above par. While normally we would expect the spread to be 50 to 100 basis points narrower than current levels, we note the unusually depressed level of the benchmark treasury yields, which may be artificially depressed due to actions by the Federal Reserve. With the high yield market trading at yields near all time lows, our enthusiasm is tempered at this point. We are carefully watching the quality of new issues coming to market as a possible negative going forward.

Given our expectation of modest economic growth, modestly increasing defaults, although no general recession, we believe that high yield investors are adequately, but not generously compensated at current yield spread levels. While we would normally be targeting yield spreads of 400 to 500 basis points at this point in the credit cycle, we remain skeptical that the problems in Europe are permanently addressed, and are increasingly concerned with the health of the U.S. balance sheet which will need to be addressed shortly after the November election. With these risks outstanding we expect high yield investors will continue to demand a premium to historical spreads, at least for the next few quarters. For investors seeking to clip the current coupon offered in the high yield market, the investment landscape remains attractive.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios High Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2012 and subject to change based on subsequent developments.

2012 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2012

PORTFOLIO STATISTICS

Annualized dividend yield[1]	8.14%

Weighted average coupon	8.08%

Weighted average life	4.68 years

Percentage of leveraged assets	28.68%

Total number of holdings	131

CREDIT QUALITY

BBB	4%

BB	15%

B	55%

CCC	20%

Unrated	2%

Cash	4%
Total	100%

ASSET ALLOCATION2

Investment Grade Corporate Bonds	6%

High Yield Corporate Bonds	93%

Common Stocks and Warrants	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the September 30, 2012 stock price.

[2]	Includes only invested assets; excludes cash.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 7.2%
Automotive – 1.3%
Ford Motor Co. [2] (Cost – $435,635)	6.50%	08/01/18	$475	$548,625

Basic Industry – 1.5%
Georgia-Pacific LLC	7.25	06/01/28	220	278,398
Georgia-Pacific LLC	7.38	12/01/25	255	337,516

Total Basic Industry (Cost – $445,475)				615,914

Energy – 1.5%
Pioneer Natural Resources Co.	6.65	03/15/17	350	415,479
SESI LLC [2]	6.88	06/01/14	224	224,000

Total Energy (Cost – $525,869)				639,479

Telecommunications – 2.9%
Qwest Corp. [2] (Cost – $933,945)	6.88	09/15/33	1,225	1,240,313
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $2,340,924)				3,044,331
HIGH YIELD CORPORATE BONDS – 126.3%
Automotive – 7.6%
American Axle & Manufacturing, Inc.	7.75	11/15/19	200	220,500
American Axle & Manufacturing, Inc. [2]	7.88	03/01/17	550	573,375
Chrysler Group LLC/CG Co-Issuer, Inc.	8.25	06/15/21	550	585,750
General Motors Financial Company, Inc. [3,4]	4.75	08/15/17	175	179,429
Jaguar Land Rover PLC [3,4,6]	8.13	05/15/21	400	435,500
Motors Liquidation Co. [8,9]	7.13	07/15/13	250	25
Motors Liquidation Co. [8,9]	8.38	07/15/33	1,250	125
Pittsburgh Glass Works LLC [3,4]	8.50	04/15/16	545	506,850
Tenneco, Inc. [2]	6.88	12/15/20	550	602,250
Visteon Corp.	6.75	04/15/19	80	84,000

Total Automotive (Cost – $2,938,896)				3,187,804

Basic Industry – 23.4%
AK Steel Corp. [2]	7.63	05/15/20	580	507,500
Alpha Natural Resources, Inc.	6.25	06/01/21	475	395,437
Arch Coal, Inc. [2]	8.75	08/01/16	500	490,000
Associated Materials LLC/AMH New Finance, Inc. [2]	9.13	11/01/17	525	514,500
Building Materials Corporation of America [3,4]	6.75	05/01/21	275	301,125
Cascades, Inc. [2,6]	7.75	12/15/17	550	576,125
CONSOL Energy, Inc. [2]	8.25	04/01/20	225	235,687
FMG Resources August 2006 Property Ltd. [3,4,6]	6.88	04/01/22	375	343,125
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC	9.00	11/15/20	550	490,875
Huntsman International LLC [2]	8.63	03/15/21	500	572,500
Ineos Finance PLC [3,4,6]	9.00	05/15/15	285	301,387
Ineos Group Holdings SA [3,4,6]	8.50	02/15/16	550	519,750

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Masonite International Corp. [2,3,4,6]	8.25%	04/15/21	$575	$606,625
Ply Gem Industries, Inc. [2]	8.25	02/15/18	550	574,062
Steel Dynamics, Inc. [2]	7.63	03/15/20	500	542,500
Tembec Industries, Inc. [2,6]	11.25	12/15/18	550	577,500
United States Steel Corp. [2]	7.00	02/01/18	1,000	1,002,500
USG Corp. [2]	9.75	01/15/18	500	540,000
Verso Paper Holdings LLC/Verso Paper, Inc. [3,4]	11.75	01/15/19	375	395,625
Xerium Technologies, Inc.	8.88	06/15/18	415	367,275

Total Basic Industry (Cost – $9,668,649)				9,854,098

Capital Goods – 13.0%
AAR Corp. [3,4]	7.25	01/15/22	200	208,000
Berry Plastics Corp. [2]	9.50	05/15/18	550	603,625
Casella Waste Systems, Inc. [3,4]	7.75	02/15/19	775	759,500
Coleman Cable, Inc.	9.00	02/15/18	300	319,500
Crown Cork & Seal Company, Inc. [2]	7.38	12/15/26	700	768,250
Mueller Water Products, Inc.	7.38	06/01/17	625	640,625
Owens-Illinois, Inc.	7.80	05/15/18	425	489,813
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [2]	9.00	04/15/19	550	561,000
Tekni-Plex, Inc. [3,4]	9.75	06/01/19	300	321,000
Terex Corp.	6.50	04/01/20	200	208,000
Terex Corp. [2]	8.00	11/15/17	350	362,250
Trimas Corp. [2]	9.75	12/15/17	208	240,240

Total Capital Goods (Cost – $5,143,976)				5,481,803

Consumer Cyclical – 6.6%
DineEquity, Inc. [2]	9.50	10/30/18	525	591,938
Levi Strauss & Co.	7.63	05/15/20	500	540,000
Limited Brands, Inc.	7.60	07/15/37	300	307,500
Limited Brands, Inc.	8.50	06/15/19	250	301,250
Michaels Stores, Inc.	7.75	11/01/18	450	482,625
The Neiman Marcus Group Inc. [2]	10.38	10/15/15	260	265,200
YCC Holdings LLC/Yankee Finance, Inc. [7]	10.25	02/15/16	300	310,500

Total Consumer Cyclical (Cost – $2,629,361)				2,799,013

Consumer Non-Cyclical – 3.7%
B&G Foods, Inc. [2]	7.63	01/15/18	500	540,000
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	472	495,600
Easton-Bell Sports, Inc. [2]	9.75	12/01/16	475	513,594

Total Consumer Non-Cyclical (Cost – $1,470,092)				1,549,194

Energy – 20.4%
BreitBurn Energy Partners L.P./BreitBurn Finance Corp. [2]	8.63	10/15/20	550	600,875
Calfrac Holdings L.P. [2,3,4]	7.50	12/01/20	525	519,750
Crosstex Energy L.P./Crosstex Energy Finance Corp. [2]	8.88	02/15/18	500	535,000

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
EV Energy Partners L.P./EV Energy Finance Corp. [2]	8.00%	04/15/19	$550	$570,625
Frac Tech Services LLC/Frac Tech Finance, Inc. [2,3,4]	8.13	11/15/18	340	362,100
GMX Resources, Inc. [2,7]	11.00	12/01/17	202	188,966
Hercules Offshore, Inc. [2,3,4]	10.50	10/15/17	325	342,469
Hilcorp Energy I LP/Hilcorp Finance Co. [2,3,4]	8.00	02/15/20	500	556,250
Key Energy Services, Inc.	6.75	03/01/21	400	406,000
Linn Energy LLC/Linn Energy Finance Corp. [2]	8.63	04/15/20	550	602,250
McJunkin Red Man Corp.	9.50	12/15/16	475	512,406
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [2]	8.88	03/15/18	525	542,063
Petroleum Geo-Services ASA [3,4,6]	7.38	12/15/18	225	240,188
Plains Exploration & Production Co.	7.63	06/01/18	500	532,500
Precision Drilling Corp. [6]	6.63	11/15/20	450	479,250
Quicksilver Resources, Inc. [2]	11.75	01/01/16	350	353,500
Trinidad Drilling Ltd. [2,3,4,6]	7.88	01/15/19	550	594,000
Venoco, Inc. [2]	8.88	02/15/19	525	456,750
W&T Offshore, Inc.	8.50	06/15/19	190	207,100

Total Energy (Cost – $8,322,083)				8,602,042

Healthcare – 9.4%
DJO Finance LLC/DJO Finance Corp. [3,4]	9.88	04/15/18	300	296,250
HCA, Inc. [2]	8.00	10/01/18	550	635,250
Health Management Associates, Inc. [2,3,4]	7.38	01/15/20	550	596,750
inVentiv Health, Inc. [3,4]	10.25	08/15/18	215	189,200
Kindred Healthcare, Inc.	8.25	06/01/19	300	291,750
Pharmaceutical Product Development, Inc. [3,4]	9.50	12/01/19	500	561,250
Polymer Group, Inc. [2]	7.75	02/01/19	525	559,125
Service Corporation International [2]	6.75	04/01/16	750	838,125

Total Healthcare (Cost – $3,659,342)				3,967,700

Media – 11.5%
American Reprographics Co. [2]	10.50	12/15/16	525	551,250
Cablevision Systems Corp. [2]	8.63	09/15/17	750	871,875
CCO Holdings LLC/CCO Holdings Capital Corp. [2]	8.13	04/30/20	750	847,500
Cenveo Corp.	8.88	02/01/18	250	236,875
Clear Channel Communications, Inc. [2]	9.00	03/01/21	525	467,250
Cumulus Media Holdings, Inc.	7.75	05/01/19	550	534,875
Deluxe Corp. [2]	7.38	06/01/15	500	508,750
Mediacom LLC/Mediacom Capital Corp. [2]	9.13	08/15/19	550	607,750
National CineMedia LLC [3,4]	6.00	04/15/22	200	211,000

Total Media (Cost – $4,684,345)				4,837,125

Real Estate – 1.4%
Realogy Corp. [2,3,4] (Cost – $497,483)	7.88	02/15/19	550	577,500

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Services – 16.2%
AMC Entertainment, Inc. [2]	8.75%	06/01/19	$800	$882,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [2]	8.25	01/15/19	550	598,812
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	9.75	03/15/20	150	171,375
Beazer Homes USA, Inc. [3,4]	6.63	04/15/18	300	320,625
Beazer Homes USA, Inc. [2]	9.13	06/15/18	250	252,500
Boyd Gaming Corp. [3,4]	9.00	07/01/20	300	306,000
Caesars Entertainment Operating Company, Inc. [3,4]	8.50	02/15/20	200	200,000
Caesars Entertainment Operating Company, Inc. [2]	11.25	06/01/17	450	483,750
CityCenter Holdings LLC/CityCenter Finance Corp.	7.63	01/15/16	100	106,750
Iron Mountain, Inc. [2]	8.38	08/15/21	250	276,875
Marina District Finance Company, Inc. [2]	9.88	08/15/18	300	300,750
MGM Resorts International [2]	7.63	01/15/17	550	583,000
MGM Resorts International [3,4]	8.63	02/01/19	150	163,500
MTR Gaming Group, Inc.	11.50	08/01/19	428	450,422
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [3,4]	8.88	04/15/17	525	555,188
Standard Pacific Corp. [2]	8.38	05/15/18	500	576,875
UR Merger Sub Corp.	8.25	02/01/21	300	329,250
UR Merger Sub Corp. [2]	10.25	11/15/19	250	285,000

Total Services (Cost – $6,288,596)				6,842,672

Technology & Electronics – 2.6%
First Data Corp. [2,3,4]	8.25	01/15/21	525	523,688
First Data Corp.	9.88	09/24/15	53	54,060
Freescale Semiconductor, Inc.	8.05	02/01/20	550	541,750

Total Technology & Electronics (Cost – $1,112,472)				1,119,498

Telecommunications – 7.9%
Cincinnati Bell, Inc. [2]	8.25	10/15/17	250	266,875
Cincinnati Bell, Inc.	8.75	03/15/18	300	304,500
Frontier Communications Corp. [2]	7.13	03/15/19	950	1,011,750
Level 3 Communications, Inc. [3,4]	8.88	06/01/19	550	577,500
PAETEC Holding Corp.	9.88	12/01/18	300	343,500
Windstream Corp. [2]	7.00	03/15/19	800	816,000

Total Telecommunications (Cost – $3,070,043)				3,320,125

Utility – 2.6%
Calpine Corp. [2,3,4]	7.25	10/15/17	500	533,750
NRG Energy, Inc.	8.50	06/15/19	500	540,000

Total Utility (Cost – $995,348)				1,073,750
Total HIGH YIELD CORPORATE BONDS (Cost – $50,480,686)				53,212,324

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
TERM LOANS – 0.4%
Texas Competitive Electric Holdings Company LLC [1,4]	4.74%	10/10/17	$226	$155,255
Texas Competitive Electric Holdings Company LLC [1,4]	4.94	10/10/17	36	24,947
Total TERM LOANS (Cost – $217,498)				180,202

			Shares	Value (Note 2)
COMMON STOCKS – 1.4%
Basic Industry – 1.0%
Huntsman Corp. (Cost – $275,862)			27,370	408,634

Telecommunications – 0.4%
Frontier Communications Corp.			15,508	75,989
Windstream Corp.			8,300	83,913

Total Telecommunications (Cost – $273,230)				159,902
Total COMMON STOCKS (Cost – $549,092)				568,536
WARRANTS – 0.3%
Automotive – 0.3%
General Motors Co. [5]
Expiration: July 2019
Exercise Price: $18.33			5,546	45,810
General Motors Co. [5]
Expiration: July 2016
Exercise Price: $10.00			5,546	76,424

Total Automotive (Cost – $336,206)				122,234
Total WARRANTS (Cost – $336,206)				122,234
Total Investments – 135.6% (Cost – $53,924,406)				57,127,627
Liabilities in Excess of Other Assets – (35.6)%				(15,000,067)

TOTAL NET ASSETS – 100.0%				$42,127,560

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Multi-Sector High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio consisting primarily of debt securities that offer attractive yield and capital appreciation potential. Under normal market conditions, the Fund invests a majority of its total assets in below-investment grade debt securities, including up to 20% of the Fund’s total assets in distressed securities. The Fund maintains the flexibility to invest up to 50% of its total assets in investment grade debt securities. The Fund invests up to 30% of its total assets in equity securities of both domestic and foreign issuers and up to 15% of its total assets in a combination of foreign debt and foreign equity securities. The Fund invests in a wide range of debt securities including, corporate bonds, mortgage-backed and asset-backed securities, convertible debt securities, distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring, U.S. government and municipal obligations and foreign government obligations. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment-grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended September 30, 2012, Helios Multi-Sector High Income Fund, Inc. (NYSE: HMH) had a total return based on net asset value of 6.96% and a total return based on market price of 9.74%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $6.39 on September 30, 2012, the Fund’s shares had a dividend yield of 7.98%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

Individual contributors of performance included Frontier Communications, USG Corp., and Pultegroup. Frontier Communications offers telephonic communications services in rural areas to small business and residential customers. Their bonds rallied on expectations the company may seek to refinance at today’s lower interest rates. USG Corp., a manufacturer of building materials, benefitted from a recovery in new housing construction and Pultegroup, a residential homebuilder benefitted from the apparent bottoming in the housing sector

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Detractors of performance included Insight Communications, General Motors’ equity and AK Steel. Insight Communications is a cable TV company whose bonds were called when the company was acquired by Time Warner Cable. General Motors’ equity was down in the period as investors worried about the possible impact of a sale of the U.S. government’s shares acquired during the recession. AK Steel is a large North American steel producer whose bonds were lower on softer steel prices resulting from reduction in Chinese demand.

HIGH YIELD MARKET ENVIRONMENT

The high yield market delivered robust returns for the six-month period ended September 30, 2012. Early in the period, markets corrected lower as, for the third year in a row, investors held a negative view beginning in May 2012. This was primarily attributed to concerns over the health of the European Union and slowing economic growth in China. Unlike prior years, however, the correction was short-lived, confined mostly to the month of May. Every other month during the period saw strong positive returns in excess of 1% per month cumulating to a six-month return of 6.5% despite the correction in May. The high yield bond market’s enthusiasm was not matched by equity returns, which were up only 1.6% as measured by the Russell 2000 Index.

The spread between high yield corporate bonds and the 10-Year U.S. Treasury compressed modestly during the six-month period from 594 basis points to 569 basis points. We view this compression as a positive because the underlying 10-year U.S. Treasury rate fell from 2.21% to 1.64%.

Current spreads of 569 basis points remain wider than the 400-500 basis points we would normally expect to see at this point in the credit cycle, although that has diminished somewhat as spreads continue to narrow. Therefore, while the high yield market continues to represent value to investors, further price appreciation is likely to be limited as the sector, as a whole, is trading above par.

Corporate credit has been sound for the past couple of years, and we saw stable credit this period with the default rate declining slightly from 1.9%.1 to 1.8%.2 Note that this period’s default rate of 1.8% remains well below the market’s 25-year average default rate of 4.2%.3

Credit ratings agencies confirm the stable trend in corporate credit by upgrading 1.0 times as many high yield companies as they downgraded in the past 12 months.4 We noted that companies reported acceptable (but not strong) earnings through the second quarter of 2011, (the latest reporting period) and we saw more management teams taking a cautious view of the future.

Supply and demand was generally positive during the period with high yield mutual funds seeing strong inflows.5 New issue volume was strong following May’s correction, accelerating to an all-time quarterly record of $98.5 billion, in the third quarter of calendar 2012, above the previous record of $96.8 billion posted in the first quarter of 2012. September’s new issue volume of $46 billion was an all-time record. Overall, with money flooding into mutual funds, deals were oversubscribed and traded higher in the aftermarket. Traders report that there seems to be ample cash available to buy issues and report that some challenges exist in purchasing good quality paper in the secondary market. The bulk of new issues are used to refinance debt which has the effect of improving credit quality by eliminating near term maturities. We note with some concern, however, a rise in the number of riskier new issues late in the period when some companies took advantage of the robust buying appetite and issued lower quality paper, PIK or pay-in-kind bonds, and financing to pay dividends to owners. While the volume of these riskier transactions is not yet concerning, we note that it is the first time since the downturn that we have seen a significant increase in such paper.

OUTLOOK

Brookfield has been positive on the high yield market, noting the robust credit quality, good corporate liquidity and excellent progress on the part of corporate treasurers in managing their debt structures. The high yield market

[1]	JP Morgan, High Yield Default Monitor, April 2, 2012 p 1

[2]	JP Morgan, High Yield Default Monitor, October 1, 2012 p 4.

[3]	JP Morgan, High Yield Default Monitor, October 1, 2012 p 2

[4]	JP Morgan, High Yield Default Monitor, October 1, 2012 p 10

[5]	Credit Suisse “Leveraged Finance Strategy Update” October 1, 2012, p. 2.

2012 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

agreed and returns were excellent. As these fundamentals remain in place, our outlook for this asset class over the next 12 months or so remains positive.

However, we also believe that significant further potential upside appreciation is limited due to the decline in spreads from 737 to 569 basis points in 2012, and with the return of the market above par. While normally we would expect the spread to be 50 to 100 basis points narrower than current levels, we note the unusually depressed level of the benchmark treasury yields, which may be artificially depressed due to actions by the Federal Reserve. With the high yield market trading at yields near all time lows, our enthusiasm is tempered at this point. We are carefully watching the quality of new issues coming to market as a possible negative going forward.

Given our expectation of modest economic growth, modestly increasing defaults, although no general recession, we believe that high yield investors are adequately, but not generously compensated at current yield spread levels. While we would normally be targeting yield spreads of 400 to 500 basis points at this point in the credit cycle, we remain skeptical that the problems in Europe are permanently addressed, and are increasingly concerned with the health of the U.S. balance sheet which will need to be addressed shortly after the November election. With these risks outstanding we expect high yield investors will continue to demand a premium to historical spreads, at least for the next few quarters. For investors seeking to clip the current coupon offered in the high yield market, the investment landscape remains attractive.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Multi-Sector High Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2012 and subject to change based on subsequent developments.

2012 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2012

PORTFOLIO STATISTICS

Annualized dividend yield[1]	7.98%

Weighted average coupon	8.12%

Weighted average life	4.85 years

Percentage of leveraged assets	28.75%

Total number of holdings	133

CREDIT QUALITY

BBB	3%

BB	15%

B	56%

CCC	20%

Unrated	2%

Cash	4%
Total	100%

ASSET ALLOCATION2

Investment Grade Corporate Bonds	5%

High Yield Corporate Bonds	94%

Common Stocks and Warrants	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the September 30, 2012 stock price.

[2]	Includes only invested assets; excludes cash.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 6.3%
Automotive – 1.3%
Ford Motor Co. (Cost – $481,491)	6.50%	08/01/18	$525	$606,375

Basic Industry – 1.4%
Georgia-Pacific LLC	7.25	06/01/28	240	303,707
Georgia-Pacific LLC	7.38	12/01/25	285	377,224

Total Basic Industry (Cost – $492,476)				680,931

Energy – 1.5%
Pioneer Natural Resources Co.	6.65	03/15/17	400	474,833
SESI LLC [2]	6.88	06/01/14	249	249,000

Total Energy (Cost – $597,586)				723,833

Telecommunications – 2.1%
Qwest Corp. [2] (Cost – $725,517)	6.88	09/15/33	1,000	1,012,500
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $2,297,070)				3,023,639
HIGH YIELD CORPORATE BONDS – 127.5%
Automotive – 7.6%
American Axle & Manufacturing, Inc.	7.75	11/15/19	275	303,187
American Axle & Manufacturing, Inc. [2]	7.88	03/01/17	550	573,375
Chrysler Group LLC/CG Co-Issuer, Inc.	8.25	06/15/21	625	665,625
General Motors Financial Company, Inc. [3,4]	4.75	08/15/17	200	205,062
Jaguar Land Rover PLC [3,4,6]	8.13	05/15/21	475	517,156
Motors Liquidation Co. [8,9]	7.13	07/15/13	250	25
Motors Liquidation Co. [8,9]	8.38	07/15/33	1,500	150
Pittsburgh Glass Works LLC [3,4]	8.50	04/15/16	625	581,250
Tenneco, Inc. [2]	6.88	12/15/20	625	684,375
Visteon Corp.	6.75	04/15/19	95	99,750

Total Automotive (Cost – $3,360,051)				3,629,955

Basic Industry – 22.1%
AK Steel Corp. [2]	7.63	05/15/20	790	691,250
Alpha Natural Resources, Inc.	6.25	06/01/21	525	437,062
Arch Coal, Inc. [2]	8.75	08/01/16	675	661,500
Associated Materials LLC/AMH New Finance, Inc. [2]	9.13	11/01/17	600	588,000
Building Materials Corporation of America [3,4]	6.75	05/01/21	300	328,500
Cascades, Inc. [2,6]	7.75	12/15/17	625	654,687
CONSOL Energy, Inc. [2]	8.25	04/01/20	225	235,687
FMG Resources August 2006 Property Ltd. [3,4,6]	6.88	04/01/22	400	366,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC	9.00	11/15/20	850	758,625
Huntsman International LLC [2]	8.63	03/15/21	550	629,750
Ineos Finance PLC [3,4,6]	9.00	05/15/15	325	343,687
Ineos Group Holdings SA [3,4,6]	8.50	02/15/16	625	590,625

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Masonite International Corp. [2,3,4,6]	8.25%	04/15/21	$625	$659,375
Ply Gem Industries, Inc. [2]	8.25	02/15/18	625	652,344
Steel Dynamics, Inc. [2]	7.63	03/15/20	675	732,375
Tembec Industries, Inc. [2,6]	11.25	12/15/18	625	656,250
USG Corp. [2]	9.75	01/15/18	675	729,000
Verso Paper Holdings LLC/Verso Paper, Inc. [3,4]	11.75	01/15/19	425	448,375
Xerium Technologies, Inc.	8.88	06/15/18	470	415,950

Total Basic Industry (Cost – $10,559,882)				10,579,042

Capital Goods – 12.5%
AAR Corp. [3,4]	7.25	01/15/22	225	234,000
Berry Plastics Corp. [2]	9.50	05/15/18	625	685,937
Casella Waste Systems, Inc. [3,4]	7.75	02/15/19	825	808,500
Coleman Cable, Inc.	9.00	02/15/18	300	319,500
Crown Cork & Seal Company, Inc. [2]	7.38	12/15/26	775	850,562
Mueller Water Products, Inc.	7.38	06/01/17	625	640,625
Owens-Illinois, Inc.	7.80	05/15/18	475	547,437
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [2]	9.00	04/15/19	625	637,500
Tekni-Plex, Inc. [3,4]	9.75	06/01/19	350	374,500
Terex Corp.	6.50	04/01/20	225	234,000
Terex Corp. [2]	8.00	11/15/17	400	414,000
Trimas Corp. [2]	9.75	12/15/17	228	263,340

Total Capital Goods (Cost – $5,620,597)				6,009,901

Consumer Cyclical – 9.1%
DineEquity, Inc. [2]	9.50	10/30/18	600	676,500
Levi Strauss & Co. [2]	7.63	05/15/20	675	729,000
Limited Brands, Inc.	7.60	07/15/37	375	384,375
Limited Brands, Inc.	8.50	06/15/19	250	301,250
Mead Products LLC/ACCO Brands Corp. [3,4]	6.75	04/30/20	500	521,250
Michaels Stores, Inc.	7.75	11/01/18	475	509,437
Rite Aid Corp. [2]	9.75	06/12/16	275	301,125
Sally Holdings LLC/Sally Capital, Inc.	6.88	11/15/19	250	278,125
The Neiman Marcus Group Inc. [2]	10.38	10/15/15	300	306,000
YCC Holdings LLC/Yankee Finance, Inc. [7]	10.25	02/15/16	325	336,375

Total Consumer Cyclical (Cost – $4,091,136)				4,343,437

Consumer Non-Cyclical – 3.9%
B&G Foods, Inc. [2]	7.63	01/15/18	675	729,000
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	540	567,000
Easton-Bell Sports, Inc. [2]	9.75	12/01/16	525	567,656

Total Consumer Non-Cyclical (Cost – $1,764,492)				1,863,656

Energy – 20.2%
BreitBurn Energy Partners L.P./BreitBurn Finance Corp. [2]	8.63	10/15/20	625	682,812
Calfrac Holdings L.P. [2,3,4]	7.50	12/01/20	600	594,000

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Crosstex Energy L.P./Crosstex Energy Finance Corp. [2]	8.88%	02/15/18	$550	$588,500
EV Energy Partners L.P./EV Energy Finance Corp. [2]	8.00	04/15/19	625	648,438
Frac Tech Services LLC/Frac Tech Finance, Inc. [2,3,4]	8.13	11/15/18	390	415,350
GMX Resources, Inc. [2,7]	11.00	12/01/17	229	214,733
Hercules Offshore, Inc. [2,3,4]	10.50	10/15/17	375	395,156
Hilcorp Energy I LP/Hilcorp Finance Co. [2,3,4]	8.00	02/15/20	675	750,938
Key Energy Services, Inc.	6.75	03/01/21	375	380,625
Linn Energy LLC/Linn Energy Finance Corp. [2]	8.63	04/15/20	660	722,700
McJunkin Red Man Corp.	9.50	12/15/16	525	566,344
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [2]	8.88	03/15/18	600	619,500
Petroleum Geo-Services ASA [3,4,6]	7.38	12/15/18	275	293,563
Plains Exploration & Production Co. [2]	7.63	06/01/18	675	718,875
Precision Drilling Corp. [6]	6.63	11/15/20	225	239,625
Quicksilver Resources, Inc. [2]	11.75	01/01/16	375	378,750
Trinidad Drilling Ltd. [2,3,4,6]	7.88	01/15/19	625	675,000
Venoco, Inc.	8.88	02/15/19	600	522,000
W&T Offshore, Inc.	8.50	06/15/19	220	239,800

Total Energy (Cost – $9,309,286)				9,646,709

Healthcare – 9.3%
DJO Finance LLC/DJO Finance Corp. [3,4]	9.88	04/15/18	325	320,938
HCA, Inc. [2]	8.00	10/01/18	625	721,875
Health Management Associates, Inc. [2,3,4]	7.38	01/15/20	625	678,125
inVentiv Health, Inc. [3,4]	10.25	08/15/18	245	215,600
Kindred Healthcare, Inc.	8.25	06/01/19	325	316,063
Pharmaceutical Product Development, Inc. [2,3,4]	9.50	12/01/19	625	701,563
Polymer Group, Inc. [2]	7.75	02/01/19	600	639,000
Service Corporation International [2]	6.75	04/01/16	750	838,125

Total Healthcare (Cost – $4,121,178)				4,431,289

Media – 10.7%
American Reprographics Co. [2]	10.50	12/15/16	600	630,000
Cablevision Systems Corp. [2]	8.63	09/15/17	750	871,875
CCO Holdings LLC/CCO Holdings Capital Corp. [2]	8.13	04/30/20	675	762,750
Cenveo Corp.	8.88	02/01/18	275	260,563
Clear Channel Communications, Inc. [2]	9.00	03/01/21	600	534,000
Cumulus Media Holdings, Inc.	7.75	05/01/19	625	607,813
Deluxe Corp. [2]	7.38	06/01/15	500	508,750
Mediacom LLC/Mediacom Capital Corp. [2]	9.13	08/15/19	625	690,625
National CineMedia LLC [3,4]	6.00	04/15/22	225	237,375

Total Media (Cost – $4,952,719)				5,103,751

Real Estate – 1.4%
Realogy Corp. [3,4] (Cost – $565,322)	7.88	02/15/19	625	656,250

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Services – 17.2%
AMC Entertainment, Inc. [2]	8.75%	06/01/19	$600	$661,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [2]	8.25	01/15/19	625	680,469
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	9.75	03/15/20	175	199,938
Beazer Homes USA, Inc. [2]	9.13	06/15/18	275	277,750
Boyd Gaming Corp. [3,4]	9.00	07/01/20	325	331,500
Caesars Entertainment Operating Company, Inc. [3,4]	8.50	02/15/20	225	225,000
Caesars Entertainment Operating Company, Inc. [2]	11.25	06/01/17	500	537,500
CityCenter Holdings LLC/CityCenter Finance Corp. [2]	7.63	01/15/16	600	640,500
Iron Mountain, Inc. [2]	8.38	08/15/21	275	304,563
Marina District Finance Company, Inc. [2]	9.88	08/15/18	325	325,813
MGM Resorts International [2]	7.63	01/15/17	625	662,500
MGM Resorts International [3,4]	8.63	02/01/19	200	218,000
MTR Gaming Group, Inc.	11.50	08/01/19	478	503,442
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [3,4]	8.88	04/15/17	600	634,500
PulteGroup, Inc. [2]	6.38	05/15/33	600	558,000
Standard Pacific Corp. [2]	8.38	05/15/18	675	778,781
UR Merger Sub Corp.	8.25	02/01/21	350	384,125
UR Merger Sub Corp. [2]	10.25	11/15/19	275	313,500

Total Services (Cost – $7,567,265)				8,237,381

Technology & Electronics – 2.7%
First Data Corp. [2,3,4]	8.25	01/15/21	600	598,500
First Data Corp.	9.88	09/24/15	61	62,220
Freescale Semiconductor, Inc.	8.05	02/01/20	625	615,625

Total Technology & Electronics (Cost – $1,270,390)				1,276,345

Telecommunications – 8.1%
Cincinnati Bell, Inc. [2]	8.25	10/15/17	265	282,888
Cincinnati Bell, Inc.	8.75	03/15/18	360	365,400
Frontier Communications Corp. [2]	7.13	03/15/19	1,050	1,118,250
Level 3 Communications, Inc. [3,4]	8.88	06/01/19	625	656,250
PAETEC Holding Corp.	9.88	12/01/18	375	429,375
Windstream Corp. [2]	7.00	03/15/19	1,000	1,020,000

Total Telecommunications (Cost – $3,578,550)				3,872,163

Utility – 2.7%
Calpine Corp. [2,3,4]	7.25	10/15/17	550	587,125
NRG Energy, Inc. [2]	8.50	06/15/19	675	729,000

Total Utility (Cost – $1,218,274)				1,316,125
Total HIGH YIELD CORPORATE BONDS (Cost – $57,979,142)				60,966,004

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
TERM LOANS – 0.4%
Texas Competitive Electric Holdings Company LLC [1,4]	4.74%	10/10/17	$247	$169,369
Texas Competitive Electric Holdings Company LLC [1,4]	4.94	10/10/17	40	27,215
Total TERM LOANS (Cost – $237,249)				196,584

			Shares	Value (Note 2)
COMMON STOCKS – 1.4%
Basic Industry – 1.0%
Huntsman Corp. (Cost – $309,392)			30,900	461,337

Telecommunications – 0.4%
Frontier Communications Corp.			17,743	86,941
Windstream Corp.			9,200	93,012

Total Telecommunications (Cost – $285,725)				179,953
Total COMMON STOCKS (Cost – $595,117)				641,290
WARRANTS – 0.3%
Automotive – 0.3%
General Motors Co. [5] Expiration: July 2019 Exercise Price: $18.33			6,469	53,434
General Motors Co. [5] Expiration: July 2016 Exercise Price: $10.00			6,469	89,143

Total Automotive (Cost – $384,117)				142,577
Total WARRANTS (Cost – $384,117)				142,577
Total Investments – 135.9% (Cost – $61,492,695)				64,970,094
Liabilities in Excess of Other Assets – (35.9)%				(17,177,682)

TOTAL NET ASSETS – 100.0%				$47,792,412

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Strategic Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio of securities that offers attractive yield and capital appreciation potential and consists primarily of debt securities and secondarily of equity securities. The Advisor will continually analyze the markets for income-producing securities and will periodically reallocate the Fund’s investments among various fixed-income and equity asset classes and between investment grade and below-investment grade debt securities to pursue its investment objectives. As a result, a majority of the Fund’s total assets may be invested in investment grade securities at some times and in below-investment grade debt securities at other times. The Fund invests in a wide range of debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. The Fund also invests in other securities providing the potential for high income or a combination of high income and capital growth. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage up to one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pools’ obligations to other investors have been satisfied. Below-investment grade bonds are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the net investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended September 30, 2012, Helios Strategic Income Fund, Inc. (NYSE: HSA) had a total return based on net asset value of 7.70% and a total return based on market price of 10.95%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $6.37 on September 30, 2012, the Fund’s shares had a dividend yield of 6.59%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

Individual contributors of performance included B&G Foods’ equity, Frontier Communications, and Anheuser-Busch. B&G Foods produces shelf-stable foods to grocery markets and benefitted from strong cost controls and improved profit margins. Frontier Communications offers telephonic communications services in rural areas to small business and residential customers whose bonds rallied on expectations the company may seek to refinance at today’s lower interest rates. Anheuser-Busch is an international beer company that experienced strong business trends.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Detractors of performance included Insight Communications, General Motors’ equity and Windstream’s equity. Insight Communications is a cable TV company whose bonds were called when the company was acquired by Time Warner Cable. General Motors’ equity was down in the period as investors worried about the possible impact of a sale of the U.S. government’s shares acquired during the recession. Windstream, a rural telecommunications company, saw its equity move lower on disappointing earnings announced in May, followed by a management shakeup.

HIGH YIELD MARKET ENVIRONMENT

The high yield market delivered robust returns for the six-month period ended September 30, 2012. Early in the period, markets corrected lower as, for the third year in a row, investors held a negative view beginning in May 2012. This was primarily attributed to concerns over the health of the European Union and slowing economic growth in China. Unlike prior years, however, the correction was short-lived, confined mostly to the month of May. Every other month during the period saw strong positive returns in excess of 1% per month cumulating to a six-month return of 6.5% despite the correction in May. The high yield bond market’s enthusiasm was not matched by equity returns, which were up only 1.6% as measured by the Russell 2000 Index.

The spread between high yield corporate bonds and the 10-Year U.S. Treasury compressed modestly during the six-month period from 594 basis points to 569 basis points. We view this compression as a positive because the underlying 10-year U.S. Treasury rate fell from 2.21% to 1.64%.

Current spreads of 569 basis points remain wider than the 400-500 basis points we would normally expect to see at this point in the credit cycle, although that has diminished somewhat as spreads continue to narrow. Therefore, while the high yield market continues to represent value to investors, further price appreciation is likely to be limited as the sector, as a whole, is trading above par.

Corporate credit has been sound for the past couple of years, and we saw stable credit this period with the default rate declining slightly from 1.9%.1 to 1.8%.2 Note that this period’s default rate of 1.8% remains well below the market’s 25-year average default rate of 4.2%.3

Credit ratings agencies confirm the stable trend in corporate credit by upgrading 1.0 times as many high yield companies as they downgraded in the past 12 months.4 We noted that companies reported acceptable (but not strong) earnings through the second quarter of 2011, (the latest reporting period) and we saw more management teams taking a cautious view of the future.

Supply and demand was generally positive during the period with high yield mutual funds seeing strong inflows.5 New issue volume was strong following May’s correction, accelerating to an all-time quarterly record of $98.5 billion, in the third quarter of calendar 2012, above the previous record of $96.8 billion posted in the first quarter of 2012. September’s new issue volume of $46 billion was an all-time record. Overall, with money flooding into mutual funds, deals were oversubscribed and traded higher in the aftermarket. Traders report that there seems to be ample cash available to buy issues and report that some challenges exist in purchasing good quality paper in the secondary market. The bulk of new issues are used to refinance debt which has the effect of improving credit quality by eliminating near term maturities. We note with some concern, however, a rise in the number of riskier new issues late in the period when some companies took advantage of the robust buying appetite and issued lower quality paper, PIK or pay-in-kind bonds, and financing to pay dividends to owners. While the volume of these riskier transactions is not yet concerning, we note that it is the first time since the downturn that we have seen a significant increase in such paper.

[1]	JP Morgan, High Yield Default Monitor, April 2, 2012 p 1

[2]	JP Morgan, High Yield Default Monitor, October 1, 2012 p 4.

[3]	JP Morgan, High Yield Default Monitor, October 1, 2012 p 2

[4]	JP Morgan, High Yield Default Monitor, October 1, 2012 p 10

[5]	Credit Suisse “Leveraged Finance Strategy Update” October 1, 2012, p. 2.

2012 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

OUTLOOK

Brookfield has been positive on the high yield market, noting the robust credit quality, good corporate liquidity and excellent progress on the part of corporate treasurers in managing their debt structures. The high yield market agreed and returns were excellent. As these fundamentals remain in place, our outlook for this asset class over the next 12 months or so remains positive.

However, we also believe that significant further potential upside appreciation is limited due to the decline in spreads from 737 to 569 basis points in 2012, and with the return of the market above par. While normally we would expect the spread to be 50 to 100 basis points narrower than current levels, we note the unusually depressed level of the benchmark treasury yields, which may be artificially depressed due to actions by the Federal Reserve. With the high yield market trading at yields near all time lows, our enthusiasm is tempered at this point. We are carefully watching the quality of new issues coming to market as a possible negative going forward.

Given our expectation of modest economic growth, modestly increasing defaults, although no general recession, we believe that high yield investors are adequately, but not generously compensated at current yield spread levels. While we would normally be targeting yield spreads of 400 to 500 basis points at this point in the credit cycle, we remain skeptical that the problems in Europe are permanently addressed, and are increasingly concerned with the health of the U.S. balance sheet which will need to be addressed shortly after the November election. With these risks outstanding we expect high yield investors will continue to demand a premium to historical spreads, at least for the next few quarters. For investors seeking to clip the current coupon offered in the high yield market, the investment landscape remains attractive.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Strategic Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2012 and subject to change based on subsequent developments.

2012 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2012

PORTFOLIO STATISTICS

Annualized dividend yield[1]	6.59%

Weighted average coupon	7.64%

Weighted average life	4.94 years

Percentage of leveraged assets	27.46%

Total number of holdings	131

CREDIT QUALITY

BBB	26%

BB	9%

B	38%

CCC	17%

Unrated	7%

Cash	3%
Total	100%

ASSET ALLOCATION2

Commercial Mortgage-Backed Securities	15%

Investment Grade Corporate Bonds	14%

High Yield Corporate Bonds	65%

Common Stocks and Warrants	6%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the September 30, 2012 stock price.

[2]	Includes only invested assets; excludes cash.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 20.6%
Bear Stearns Commercial Mortgage Securities
Series 2006-PW14, Class A4	5.20%	12/11/38	$625	$720,185
Series 2007-T28, Class A4 [1]	5.74	09/11/42	670	798,161
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A4	5.32	12/11/49	1,000	1,138,624
Commercial Mortgage Pass Through Certificates Series 2007-C9, Class A4 [1]	6.00	12/10/49	500	595,297
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4	5.44	03/10/39	1,000	1,141,822
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP7, Class A4 [1]	6.06	04/15/45	650	749,672
LB-UBS Commercial Mortgage Trust
Series 2006-C1, Class A4	5.16	02/15/31	670	751,314
Series 2006-C6, Class A4	5.37	09/15/39	670	773,822
Morgan Stanley Capital I Series 2007-T27, Class A4 [1]	5.82	06/11/42	660	780,619
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class A5	5.34	12/15/43	890	1,007,395
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $7,862,839)				8,456,911
INVESTMENT GRADE CORPORATE BONDS – 18.9%
Automotive – 1.3%
Ford Motor Co. [2] (Cost – $412,707)	6.50	08/01/18	450	519,750

Basic Industry – 6.9%
Alcoa, Inc. [2]	5.55	02/01/17	1,000	1,120,321
ArcelorMittal [2,6]	6.13	06/01/18	500	496,725
The Dow Chemical Co. [2]	5.70	05/15/18	1,000	1,203,756

Total Basic Industry (Cost – $2,266,712)				2,820,802

Capital Goods – 1.5%
Tyco Electronics Group S.A. [2,6] (Cost – $472,278)	6.55	10/01/17	500	604,658

Consumer Cyclical – 0.7%
International Game Technology (Cost – $285,284)	7.50	06/15/19	250	299,871

Consumer Non-Cyclical – 3.9%
Altria Group, Inc. [2]	9.70	11/10/18	169	242,059
Anheuser-Busch InBev Worldwide, Inc. [2]	7.75	01/15/19	1,000	1,352,876

Total Consumer Non-Cyclical (Cost – $1,207,018)				1,594,935

Energy – 0.5%
SESI LLC [2] (Cost – $207,494)	6.88	06/01/14	211	211,000

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS (continued)
Media – 1.6%
Time Warner Cable, Inc. [2] (Cost – $497,326)	8.25%	04/01/19	$500	$671,111

Telecommunications – 2.5%
Qwest Corp. [2] (Cost – $965,730)	6.88	09/15/33	1,000	1,012,500
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $6,314,549)				7,734,627
HIGH YIELD CORPORATE BONDS – 86.7%
Automotive – 5.6%
American Axle & Manufacturing, Inc.	7.75	11/15/19	175	192,937
American Axle & Manufacturing, Inc. [2]	7.88	03/01/17	500	521,250
Chrysler Group LLC/CG Co-Issuer, Inc.	8.25	06/15/21	525	559,125
Jaguar Land Rover PLC [3,4,6]	8.13	05/15/21	400	435,500
Motors Liquidation Co. [8,9]	7.13	07/15/13	250	25
Motors Liquidation Co. [8,9]	8.38	07/15/33	1,250	125
Pittsburgh Glass Works LLC [3,4]	8.50	04/15/16	520	483,600
Visteon Corp.	6.75	04/15/19	80	84,000

Total Automotive (Cost – $2,095,452)				2,276,562

Basic Industry – 13.6%
AK Steel Corp. [2]	7.63	05/15/20	200	175,000
Alpha Natural Resources, Inc.	6.25	06/01/21	325	270,562
Arch Coal, Inc. [2]	8.75	08/01/16	475	465,500
Associated Materials LLC/AMH New Finance, Inc. [2]	9.13	11/01/17	500	490,000
Building Materials Corporation of America [3,4]	6.75	05/01/21	150	164,250
Cascades, Inc. [2,6]	7.88	01/15/20	525	549,937
CONSOL Energy, Inc. [2]	8.25	04/01/20	175	183,312
FMG Resources August 2006 Property Ltd. [3,4,6]	6.88	04/01/22	450	411,750
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC	9.00	11/15/20	575	513,187
Ineos Finance PLC [3,4,6]	9.00	05/15/15	275	290,813
Ineos Group Holdings SA [2,3,4,6]	8.50	02/15/16	525	496,125
Masonite International Corp. [2,3,4,6]	8.25	04/15/21	530	559,150
PlyGem Industries, Inc.	8.25	02/15/18	245	255,719
Verso Paper Holdings LLC/Verso Paper, Inc. [3,4]	11.75	01/15/19	375	395,625
Xerium Technologies, Inc. [2]	8.88	06/15/18	395	349,575

Total Basic Industry (Cost – $5,652,204)				5,570,505

Capital Goods – 10.6%
Berry Plastics Corp. [2]	9.50	05/15/18	525	576,187
Casella Waste Systems, Inc. [3,4]	7.75	02/15/19	725	710,500
Coleman Cable, Inc.	9.00	02/15/18	100	106,500
Crown Cork & Seal Company, Inc. [2]	7.38	12/15/26	500	548,750
Mueller Water Products, Inc. [2]	7.38	06/01/17	350	358,750
Owens-Illinois, Inc. [2]	7.80	05/15/18	400	461,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [2]	9.00	04/15/19	525	535,500

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Tekni-Plex, Inc. [3,4]	9.75%	06/01/19	$275	$294,250
Terex Corp.	6.50	04/01/20	200	208,000
Terex Corp. [2]	8.00	11/15/17	325	336,375
Trimas Corp. [2]	9.75	12/15/17	196	226,380

Total Capital Goods (Cost – $4,060,476)				4,362,192

Consumer Cyclical – 3.3%
DineEquity, Inc.	9.50	10/30/18	85	95,837
Levi Strauss & Co. [2]	7.63	05/15/20	475	513,000
Limited Brands, Inc.	7.60	07/15/37	350	358,750
Michaels Stores, Inc.	7.75	11/01/18	175	187,687
YCC Holdings LLC/Yankee Finance, Inc. [7]	10.25	02/15/16	200	207,000

Total Consumer Cyclical (Cost – $1,298,890)				1,362,274

Consumer Non-Cyclical – 1.2%
C&S Group Enterprises LLC [3,4] (Cost – $448,342)	8.38	05/01/17	450	472,500

Energy – 13.5%
BreitBurn Energy Partners L.P./BreitBurn Finance Corp. [2]	8.63	10/15/20	525	573,562
Calfrac Holdings L.P. [2,3,4]	7.50	12/01/20	525	519,750
Crosstex Energy L.P./Crosstex Energy Finance Corp. [2]	8.88	02/15/18	475	508,250
EV Energy Partners L.P./EV Energy Finance Corp. [2]	8.00	04/15/19	525	544,688
Frac Tech Services LLC/Frac Tech Finance, Inc. [3,4]	8.13	11/15/18	225	239,625
GMX Resources, Inc. [2,7]	11.00	12/01/17	190	178,468
Hercules Offshore, Inc. [2,3,4]	10.50	10/15/17	300	316,125
Hilcorp Energy I LP/Hilcorp Finance Co . [2,3,4]	8.00	02/15/20	475	528,438
Linn Energy LLC/Linn Energy Finance Corp.	8.63	04/15/20	140	153,300
McJunkin Red Man Corp. [2]	9.50	12/15/16	450	485,438
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [2]	8.88	03/15/18	250	258,125
Petroleum Geo-Services ASA [3,4,6]	7.38	12/15/18	225	240,188
Trinidad Drilling Ltd. [2,3,4,6]	7.88	01/15/19	310	334,800
Venoco, Inc. [2]	8.88	02/15/19	500	435,000
W&T Offshore, Inc.	8.50	06/15/19	185	201,650

Total Energy (Cost – $5,373,054)				5,517,407

Healthcare – 5.6%
DJO Finance LLC/DJO Finance Corp. [3,4]	9.88	04/15/18	300	296,250
HCA, Inc. [2]	8.00	10/01/18	525	606,375
Health Management Associates, Inc. [2,3,4]	7.38	01/15/20	525	569,625
inVentiv Health, Inc. [3,4]	10.25	08/15/18	205	180,400
Kindred Healthcare, Inc.	8.25	06/01/19	300	291,750
Pharmaceutical Product Development, Inc. [3,4]	9.50	12/01/19	300	336,750

Total Healthcare (Cost – $2,167,828)				2,281,150

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Media – 8.6%
American Reprographics Co. [2]	10.50%	12/15/16	$500	$525,000
Cablevision Systems Corp. [2]	8.63	09/15/17	475	552,188
CCO Holdings LLC/CCO Holdings Capital Corp. [2]	8.13	04/30/20	550	621,500
Cenveo Corp.	8.88	02/01/18	225	213,188
Clear Channel Communications, Inc. [2]	9.00	03/01/21	500	445,000
Cumulus Media Holdings, Inc.	7.75	05/01/19	400	389,000
Mediacom LLC/Mediacom Capital Corp. [2]	9.13	08/15/19	525	580,125
National CineMedia LLC [3,4]	6.00	04/15/22	175	184,625

Total Media (Cost – $3,407,363)				3,510,626

Real Estate – 1.3%
Realogy Corp. [2,3,4] (Cost – $474,871)	7.88	02/15/19	525	551,250

Services – 13.1%
AMC Entertainment, Inc. [2]	8.75	06/01/19	600	661,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [2]	8.25	01/15/19	525	571,594
Beazer Homes USA, Inc. [2]	9.13	06/15/18	250	252,500
Boyd Gaming Corp. [3,4]	9.00	07/01/20	300	306,000
Caesars Entertainment Operating Company, Inc. [3,4]	8.50	02/15/20	125	125,000
Caesars Entertainment Operating Company, Inc. [2]	11.25	06/01/17	525	564,375
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.	9.13	08/01/18	100	113,625
Iron Mountain, Inc.	8.38	08/15/21	225	249,188
Marina District Finance Company, Inc. [2]	9.88	08/15/18	275	275,688
MGM Resorts International [2]	7.63	01/15/17	525	556,500
MGM Resorts International [3,4]	8.63	02/01/19	125	136,250
MTR Gaming Group, Inc.	11.50	08/01/19	403	423,951
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [2,3,4]	8.88	04/15/17	500	528,750
UR Merger Sub Corp.	8.25	02/01/21	275	301,813
UR Merger Sub Corp. [2]	10.25	11/15/19	250	285,000

Total Services (Cost – $5,003,837)				5,351,734

Technology & Electronics – 2.6%
First Data Corp. [2,3,4]	8.25	01/15/21	500	498,750
First Data Corp.	9.88	09/24/15	51	52,020
Freescale Semiconductor, Inc. [2]	8.05	02/01/20	525	517,125

Total Technology & Electronics (Cost – $1,061,654)				1,067,895

Telecommunications – 6.5%
Cincinnati Bell, Inc.	8.25	10/15/17	240	256,200
Cincinnati Bell, Inc. [2]	8.75	03/15/18	285	289,275
Frontier Communications Corp. [2]	7.13	03/15/19	725	772,125
Level 3 Communications, Inc. [3,4]	8.88	06/01/19	525	551,250

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
PAETEC Holding Corp.	9.88%	12/01/18	$250	$286,250
Windstream Corp. [2]	7.00	03/15/19	500	510,000

Total Telecommunications (Cost – $2,466,465)				2,665,100

Utility – 1.2%
NRG Energy, Inc. [2] (Cost – $468,600)	8.50	06/15/19	475	513,000
Total HIGH YIELD CORPORATE BONDS (Cost – $33,979,036)				35,502,195
TERM LOANS – 0.4%
Texas Competitive Electric Holdings Company LLC [1,4]	4.74	10/10/17	205	141,141
Texas Competitive Electric Holdings Company LLC [1,4]	4.94	10/10/17	33	22,679
Total TERM LOANS (Cost – $197,707)				163,820

			Shares	Value (Note 2)
COMMON STOCKS – 7.7%
Basic Industry – 0.9%
Huntsman Corp. (Cost – $257,286)			25,696	383,641

Consumer Non-Cyclical – 1.5%
B&G Foods, Inc. (Cost – $247,294)			20,000	606,200

Energy – 1.3%
BreitBurn Energy Partners LP			13,075	254,047
Crosstex Energy LP			7,800	120,120
Niska Gas Storage Partners LLC			12,500	156,750

Total Energy (Cost – $594,148)				530,917

Telecommunications – 3.7%
AT&T, Inc.			8,500	320,450
CenturyLink, Inc.			9,500	383,800
Frontier Communications Corp.			41,180	201,782
Verizon Communications, Inc.			7,500	341,775
Windstream Corp.			26,350	266,399

Total Telecommunications (Cost – $1,529,133)				1,514,206

Utility – 0.3%
Ferrellgas Partners L.P. (Cost – $123,019)			6,750	130,950
Total COMMON STOCKS (Cost – $2,750,880)				3,165,914

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2012

	Shares	Value (Note 2)
WARRANTS – 0.3%
Automotive – 0.3%
General Motors Co. [5]
Expiration: July 2019
Exercise Price: $18.33	5,546	$45,810
General Motors Co. [5]
Expiration: July 2016
Exercise Price: $10.00	5,546	76,424

Total Automotive (Cost – $336,207)		122,234
Total WARRANTS (Cost – $336,207)		122,234
Total Investments – 134.6% (Cost – $51,441,218)		55,145,701
Liabilities in Excess of Other Assets – (34.6)%		(14,168,314)

TOTAL NET ASSETS – 100.0%		$40,977,387

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Schedules of Investments (Unaudited)

September 30, 2012

The following notes should be read in conjunction with the accompanying Schedules of Investments.

1	—	Variable rate security – Interest rate shown is the rate in effect as of September 30, 2012.
2	—	Portion or entire principal amount pledged as collateral for credit facility.
3	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2012, the total values of all such investments were as follows:

Fund	Value	% of Net Assets
Helios Advantage Income Fund, Inc.	$18,646,747	31.15%
Helios High Income Fund, Inc.	13,600,474	32.28
Helios Multi-Sector High Income Fund, Inc.	15,730,013	32.91
Helios Strategic Income Fund, Inc.	11,157,889	27.23

4	—	Private Placement.
5	—	Non-Income producing security.
6	—	Foreign security or a U.S. security of a foreign company.
7	—	Payment in kind security.
8	—	Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of September 30, 2012, the total values of all such securities were as follows:

Fund	Value	% of Net Assets
Helios Advantage Income Fund, Inc.	$200	0.00%
Helios High Income Fund, Inc.	150	0.00
Helios Multi-Sector High Income Fund, Inc.	175	0.00
Helios Strategic Income Fund, Inc.	150	0.00

9	—	Issuer is currently in default on its regularly scheduled interest payment.

See Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS FUNDS

Statements of Assets and Liabilities (Unaudited)

September 30, 2012

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Assets:
Investments in securities, at value (Note 2)	$80,186,465	$57,127,627	$64,970,094	$55,145,701
Cash	3,190,562	2,422,386	2,512,595	1,953,147
Interest and dividends receivable	1,702,979	1,197,256	1,380,722	968,491
Prepaid expenses	20,869	14,690	16,651	14,259

Total assets	85,100,875	60,761,959	68,880,062	58,081,598

Liabilities:
Payable for credit facility (Note 6)	23,700,000	17,425,000	19,800,000	15,950,000
Payable for credit facility interest (Note 6)	4,100	2,939	3,376	2,744
Payable for investments purchased	1,398,725	1,073,962	1,148,798	1,024,126
Investment advisory fee payable (Note 4)	44,734	31,881	36,183	30,427
Administration fee payable (Note 4)	10,323	7,357	8,350	7,022
Accrued expenses	81,507	93,260	90,943	89,892

Total liabilities	25,239,389	18,634,399	21,087,650	17,104,211

Net Assets	$59,861,486	$42,127,560	$47,792,412	$40,977,387

Composition of Net Assets:
Capital stock, at par value ( $0.0001 par value, 1,000,000,000 shares authorized) (Note 8)	$655	$485	$759	$593
Additional paid-in capital (Note 8)	455,758,794	338,132,746	493,858,337	402,153,392
Undistributed (overdistribution of ) net investment income	366,315	(4,821)	386,178	436,141
Accumulated net realized loss on investment transactions	(400,822,513)	(299,204,071)	(449,930,261)	(365,317,222)
Net unrealized appreciation on investments	4,558,235	3,203,221	3,477,399	3,704,483

Net assets applicable to capital stock outstanding	$59,861,486	$42,127,560	$47,792,412	$40,977,387

Total investments at cost	$75,628,230	$53,924,406	$61,492,695	$51,441,218

Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	6,547,746	4,850,531	7,592,570	5,930,400
Net asset value per share	$9.14	$8.69	$6.29	$6.91

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Operations (Unaudited)

For the Six Months Ended September 30, 2012

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Investment Income (Note 2):
Interest	$3,104,256	$2,207,684	$2,501,620	$1,835,486
Dividends	17,435	12,726	14,329	66,105

Total investment income	3,121,691	2,220,410	2,515,949	1,901,591

Expenses:
Investment advisory fees (Note 4)	267,399	190,669	216,227	181,128
Administration fees (Note 4)	61,707	44,001	49,899	41,799
Legal fees	51,883	37,498	41,821	36,207
Fund accounting fees	24,612	24,015	24,257	23,955
Audit and tax services	22,061	22,061	22,061	22,061
Directors’ fees	21,559	21,559	21,559	21,559
Reports to stockholders	14,369	14,845	15,623	14,746
Transfer agent fees	13,131	13,162	13,065	13,079
Insurance	11,974	8,446	9,524	8,136
Registration fees	11,908	11,908	11,908	11,908
Miscellaneous	5,278	4,725	5,603	5,603
Custodian	4,234	4,223	4,416	4,388

Total operating expenses	510,115	397,112	435,963	384,569
Interest expense on credit facility (Note 6)	164,158	117,233	134,881	109,784

Total expenses	674,273	514,345	570,844	494,353

Net investment income	2,447,418	1,706,065	1,945,105	1,407,238

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain on investment transactions	189,979	172,137	169,854	168,728
Net change in unrealized appreciation on investments	1,330,990	864,102	1,105,003	1,413,007

Net realized and unrealized gain on investments	1,520,969	1,036,239	1,274,857	1,581,735

Net increase in net assets resulting from operations	$3,968,387	$2,742,304	$3,219,962	$2,988,973

See Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS FUNDS

Statements of Changes in Net Assets

	Helios Advantage Income Fund, Inc.		Helios High Income Fund, Inc.
	For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31, 2012	For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31, 2012
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$2,447,418	$4,974,374	$1,706,065	$3,518,337
Net realized gain on investment transactions	189,979	3,200,883	172,137	3,496,946
Net change in unrealized appreciation on investments	1,330,990	(448,526)	864,102	(1,350,148)

Net increase in net assets resulting from operations	3,968,387	7,726,731	2,742,304	5,665,135

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(2,454,168)	(4,722,655)	(1,745,034)	(3,484,189)

Total dividends and distributions paid	(2,454,168)	(4,722,655)	(1,745,034)	(3,484,189)

Capital Stock Transactions (Note 8):
Reinvestment of dividends and distributions	67,808	31,898	61,092	59,021

Total increase in net assets	1,582,027	3,035,974	1,058,362	2,239,967

Net Assets:
Beginning of period	58,279,459	55,243,485	41,069,198	38,829,231

End of period	$59,861,486	$58,279,459	$42,127,560	$41,069,198

(including undistributed (overdistribution of) net investment income of)	$366,315	$373,065	$(4,821)	$34,148

Share Transactions (Note 8):
Reinvested shares	7,615	3,584	7,184	7,063

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Changes in Net Assets (continued)

	Helios Multi-Sector High Income Fund, Inc.		Helios Strategic Income Fund, Inc.
	For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31, 2012	For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31, 2012
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$1,945,105	$3,946,745	$1,407,238	$2,765,054
Net realized gain on investment transactions	169,854	3,981,749	168,728	2,511,064
Net change in unrealized appreciation on investments	1,105,003	(903,870)	1,413,007	465,630

Net increase in net assets resulting from operations	3,219,962	7,024,624	2,988,973	5,741,748

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(1,935,432)	(3,661,470)	(1,245,384)	(2,490,768)

Total dividends and distributions paid	(1,935,432)	(3,661,470)	(1,245,384)	(2,490,768)

Capital Stock Transactions (Note 8):
Reinvestment of dividends and distributions	24,696	—	—	—

Total increase in net assets	1,309,226	3,363,154	1,743,589	3,250,980

Net Assets:
Beginning of period	46,483,186	43,120,032	39,233,798	35,982,818

End of period	$47,792,412	$46,483,186	$40,977,387	$39,233,798

(including undistributed net investment income of)	$386,178	$376,505	$436,141	$274,287

Share Transactions (Note 8):
Reinvested shares	4,032	—	—	—

See Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2012

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$3,968,387
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(13,074,352)
Proceeds from disposition of long-term portfolio investments	11,601,539
Increase in interest and dividends receivable	(62,026)
Increase in prepaid expenses	(10,763)
Increase in payable for investments purchased	1,398,725
Increase in payable for credit facility interest	1,317
Decrease in investment advisory fee payable	(492)
Decrease in administration fee payable	(114)
Decrease in accrued expenses	(1,179)
Net amortization on investments	(53,931)
Unrealized appreciation on investments	(1,330,990)
Net realized gain on investment transactions	(189,979)

Net cash provided by operating activities	2,246,142

Cash flows used for financing activities:
Dividends and distributions paid to stockholders	(2,386,360)

Net cash used for financing activities	(2,386,360)

Net decrease in cash	(140,218)
Cash at the beginning of period	3,330,780

Cash at the end of period	$3,190,562

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2012, totaled $162,841.

Non-cash financing activities included reinvestment of dividends of $67,808.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2012

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$2,742,304
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(9,651,249)
Proceeds from disposition of long-term portfolio investments	8,531,978
Increase in interest and dividends receivable	(30,826)
Increase in prepaid expenses	(7,560)
Increase in payable for investments purchased	1,073,962
Increase in payable for credit facility interest	950
Decrease in investment advisory fee payable	(393)
Decrease in administration fee payable	(91)
Increase in accrued expenses	6,254
Net amortization on investments	(37,225)
Unrealized appreciation on investments	(864,102)
Net realized gain on investment transactions	(172,137)

Net cash provided by operating activities	1,591,865

Cash flows used for financing activities:
Dividends and distributions paid to stockholders	(1,683,942)

Net cash used for financing activities	(1,683,942)

Net decrease in cash	(92,077)
Cash at the beginning of period	2,514,463

Cash at the end of period	$2,422,386

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2012, totaled $116,283.

Noncash financing activities included reinvestment of dividends of $61,092.

See Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2012

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$3,219,962
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(11,069,964)
Proceeds from disposition of long-term portfolio investments	9,064,835
Increase in interest and dividends receivable	(62,541)
Increase in prepaid expenses	(8,619)
Increase in payable for investments purchased	1,148,798
Increase in payable for credit facility interest	1,088
Decrease in investment advisory fee payable	(402)
Decrease in administration fee payable	(93)
Increase in accrued expenses	5,980
Net amortization on investments	(25,489)
Unrealized appreciation on investments	(1,105,003)
Net realized gain on investment transactions	(169,854)

Net cash provided by operating activities	998,698

Cash flows used for financing activities:
Dividends and distributions paid to stockholders	(1,910,736)

Net cash used for financing activities	(1,910,736)

Net decrease in cash	(912,038)
Cash at the beginning of period	3,424,633

Cash at the end of period	$2,512,595

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2012, totaled $133,793.

Non-cash financing activities included reinvestment of dividends and distributions of $24,696.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2012

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$2,988,973
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(7,770,902)
Proceeds from disposition of long-term portfolio investments	6,999,247
Increase in interest and dividends receivable	(17,068)
Increase in prepaid expenses	(7,400)
Increase in payable for investments purchased	1,024,126
Increase in payable for credit facility interest	882
Decrease in investment advisory fee payable	(22)
Decrease in administration fee payable	(4)
Increase in accrued expenses	6,447
Net amortization and paydown losses on investments	37,615
Unrealized appreciation on investments	(1,413,007)
Net realized gain on investment transactions	(168,728)

Net cash provided by operating activities	1,680,159

Cash flows used for financing activities:
Dividends and distributions paid to stockholders	(1,245,384)

Net cash used for financing activities	(1,245,384)

Net increase in cash	434,775
Cash at the beginning of period	1,518,372

Cash at the end of period	$1,953,147

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2012, totaled $108,902.

See Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31,
		2012	2011	2010	2009[2,3]	2008*,2,3 (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$8.91	$8.45	$7.50	$6.20	$15.55	$66.45

Net investment income	0.38	0.76	0.74	0.70	1.75	6.15
Net realized and unrealized gain (loss) on investment transactions	0.23	0.42	0.93	1.40	(8.85)	(49.85)

Net increase (decrease) in net assets resulting from operations	0.61	1.18	1.67	2.10	(7.10)	(43.70)

Dividends from net investment income	(0.38)	(0.72)	(0.72)	(0.70)	(1.20)	(6.55)
Return of capital distributions	—	—	—	(0.10)	(1.05)	(0.65)

Total dividends and distributions paid	(0.38)	(0.72)	(0.72)	(0.80)	(2.25)	(7.20)

Net asset value, end of period	$9.14	$8.91	$8.45	$7.50	$6.20	$15.55

Market price, end of period	$9.21	$9.30	$7.70	$7.00	$5.00	$16.70

Total Investment Return†	3.28%[4]	32.08%	21.39%	58.73%	(61.80)%	(73.61)%

Ratios to Average Net Assets / Supplementary Data:
Net assets, end of period (000s)	$59,861	$58,279	$55,243	$49,017	$40,676	$100,299
Gross operating expenses	1.74%[5]	1.93%	2.30%	2.22%	2.44%	3.66%
Interest expense	0.56%[5]	0.55%	0.37%	0.52%	0.03%	N/A [1]
Total expenses	2.30%[5]	2.48%	2.67%	2.74%	2.47%	3.66%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.74%[5]	1.93%	2.24%	1.40%	1.23%	3.49%
Net investment income	8.37%[5]	8.89%	9.44%	9.97%	19.66%	15.69%
Net investment income, excluding the effect of fee waivers and reimbursement	8.37%[5]	8.89%	9.38%	9.15%	18.91%	15.52%
Portfolio turnover rate	15%[4]	29%	62%	45%	89%	76%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal year ended March 31, 2008, informed the Fund that it’s audit report dated May 29, 2008 on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial highlights for the fiscal year ended March 31, 2008 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Not available. During this period, interest expense was not reported separately from operating expenses.

[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (Unaudited)
Net Asset Value (prior to reverse stock split)	$1.24	$3.11
Market Price (prior to reverse stock split)	$1.00	$3.34

[3]	Brookfield Investment Management, Inc. became the Adviser of the Fund on July 29, 2008.

[4]	Not Annualized

[5]	Annualized

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31,
		2012	2011	2010	2009[2,3]	2008*,2,3 (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$8.48	$8.03	$7.66	$6.25	$15.60	$65.90

Net investment income	0.35	0.73	0.69	0.72	1.95	5.80
Net realized and unrealized gain (loss) on investment transactions	0.22	0.44	0.40	1.49	(9.05)	(48.90)

Net increase (decrease) in net assets resulting from operations	0.57	1.17	1.09	2.21	(7.10)	(43.10)

Dividends from net investment income	(0.36)	(0.72)	(0.69)	(0.72)	(1.40)	(6.30)
Return of capital distributions	—	—	(0.03)	(0.08)	(0.85)	(0.90)

Total dividends and distributions paid	(0.36)	(0.72)	(0.72)	(0.80)	(2.25)	(7.20)

Net asset value, end of period	$8.69	$8.48	$8.03	$7.66	$6.25	$15.60

Market price, end of period	$8.84	$8.90	$7.62	$7.19	$4.95	$17.55

Total Investment Return†	3.60%[4]	27.89%	17.00%	64.29%	(64.25)%	(72.40)%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$42,128	$41,069	$38,829	$37,040	$30,190	$74,539
Gross operating expenses	1.93%[5]	2.13%	2.51%	2.28%	2.30%	3.73%
Interest expense	0.58%[5]	0.57%	0.38%	0.49%	0.04%	N/A [1]
Total expenses	2.51%[5]	2.70%	2.89%	2.77%	2.34%	3.73%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.93%[5]	2.13%	2.36%	1.30%	1.24%	3.56%
Net investment income	8.28%[5]	8.92%	8.91%	10.10%	22.35%	14.81%
Net investment income, excluding the effect of fee waivers and reimbursement	8.28%[5]	8.92%	8.75%	9.12%	21.37%	14.64%
Portfolio turnover rate	16%[4]	29%	60%	48%	88%	74%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal year ended March 31, 2008, informed the Fund that it’s audit report dated May 29, 2008 on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial highlights for the fiscal year ended March 31, 2008 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Not available. During this period, interest expense was not reported separately from operating expenses.

[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (Unaudited)
Net Asset Value (prior to reverse stock split)	$1.25	$3.12
Market Price (prior to reverse stock split)	$0.99	$3.51

[3]	Brookfield Investment Management, Inc. became the Adviser of the Fund on July 29, 2008.

[4]	Not Annualized

[5]	Annualized

See Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31,
		2012	2011	2010	2009[2,3]	2008*,2,3 (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$6.13	$5.68	$5.38	$4.40	$13.55	$70.50

Net investment income	0.26	0.52	0.49	0.50	1.50	6.40
Net realized and unrealized gain (loss) on investment transactions	0.16	0.41	0.29	1.01	(8.35)	(54.35)

Net increase (decrease) in net asset value resulting from operations	0.42	0.93	0.78	1.51	(6.85)	(47.95)

Dividends from net investment income	(0.26)	(0.48)	(0.48)	(0.50)	(1.20)	(7.75)
Distributions from net realized gains	—	—	—	—	—	(0.35)
Return of capital distributions	—	—	—	(0.03)	(1.10)	(0.90)

Total dividends and distributions paid	(0.26)	(0.48)	(0.48)	(0.53)	(2.30)	(9.00)

Net asset value, end of period	$6.29	$6.13	$5.68	$5.38	$4.40	$13.55

Market price, end of period	$6.39	$6.07	$5.15	$5.00	$3.55	$16.65

Total Investment Return†	9.74%[4]	28.69%	13.33%	58.59%	(72.05)%	(72.67)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$47,792	$46,483	$43,120	$40,852	$33,460	$98,627
Gross operating expenses	1.87%[5]	2.06%	2.43%	2.23%	2.59%	3.71%
Interest expense	0.57%[5]	0.57%	0.39%	0.51%	0.06%	N/A [1]
Total expenses	2.44%[5]	2.63%	2.82%	2.74%	2.65%	3.71%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.87%[5]	2.06%	2.32%	1.30%	1.20%	3.55%
Net investment income	8.33%[5]	8.90%	9.00%	10.03%	20.53%	15.28%
Net investment income, excluding the effect of fee waivers and reimbursement	8.33%[5]	8.90%	8.89%	9.10%	19.65%	15.11%
Portfolio turnover rate	15%[4]	30%	64%	49%	75%	68%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal year ended March 31, 2008, informed the Fund that it’s audit report dated May 29, 2008 on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial highlights for the fiscal year ended March 31, 2008 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Not available. During this period, interest expense was not reported separately from operating expenses.

[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (Unaudited)
Net Asset Value (prior to reverse stock split)	$0.88	$2.71
Market Price (prior to reverse stock split)	$0.71	$3.33

[3]	Brookfield Investment Management, Inc. became the Adviser of the Fund on July 29, 2008.

[4]	Not Annualized

[5]	Annualized

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Financial Highlights (Unaudited)

	For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31,
		2012	2011	2010	2009[2,3]	2008*,2,3 (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$6.62	$6.07	$5.90	$5.05	$14.35	$64.45

Net investment income	0.23	0.47	0.48	0.51	2.20	6.00
Net realized and unrealized gain (loss) on investment transactions	0.27	0.50	0.17	1.00	(9.10)	(48.90)

Net increase (decrease) in net asset value resulting from operations	0.50	0.97	0.65	1.51	(6.90)	(42.90)

Dividends from net investment income	(0.21)	(0.42)	(0.45)	(0.51)	(1.70)	(6.40)
Return of capital distributions	—	—	(0.03)	(0.15)	(0.70)	(0.80)

Total dividends and distributions paid	(0.21)	(0.42)	(0.48)	(0.66)	(2.40)	(7.20)

Net asset value, end of period	$6.91	$6.62	$6.07	$5.90	$5.05	$14.35

Market price, end of period	$6.37	$5.94	$5.31	$5.46	$4.10	$15.90

Total Investment Return†	10.95%[4]	20.55%	6.24%	51.23%	(65.85)%	(74.01)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$40,977	$39,234	$35,983	$34,970	$29,816	$82,734
Gross operating expenses	1.94%[5]	2.14%	2.54%	2.34%	2.24%	3.86%
Interest expense	0.55%[5]	0.55%	0.37%	0.47%	0.21%	N/A [1]
Total expenses	2.49%[5]	2.69%	2.91%	2.81%	2.45%	3.86%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.94%[5]	2.14%	2.38%	1.30%	1.27%	3.69%
Net investment income	7.08%[5]	7.38%	7.60%	9.05%	26.85%	15.79%
Net investment income, excluding the effect of fee waivers and reimbursement	7.08%[5]	7.38%	7.44%	8.02%	25.93%	15.62%
Portfolio turnover rate	13%[4]	36%	55%	43%	71%	73%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal year ended March 31, 2008, informed the Fund that it’s audit report dated May 29, 2008 on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial highlights for the fiscal year ended March 31, 2008 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Not available. During this period, interest expense was not reported separately from operating expenses.

[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (Unaudited)
Net Asset Value (prior to reverse stock split)	$1.01	$2.87
Market Price (prior to reverse stock split)	$0.82	$3.18

[3]	Brookfield Investment Management, Inc. became the Adviser of the Fund on July 29, 2008.

[4]	Not Annualized

[5]	Annualized

See Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2012

1. Organization

Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds” or the “Helios Funds”) were organized as separate Maryland corporations on September 7, 2004, April 16, 2003, November 14, 2005 and January 16, 2004, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment Adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Funds.

Each Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective. No assurances can be given that each Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or, if not valued by an independent pricing service, using prices obtained from at least two active and reliable market makers in any such security or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

The Boards have adopted procedures for the valuation of the Funds’ securities and has delegated the day to day responsibilities for valuation determinations under these procedures to the Adviser. Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. When price quotations for certain securities are not readily available or cannot be determined, a significant event has occurred that would materially affect the value of the security, or if the available quotations are not believed to be reflective of the market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of each Fund’s Board of Directors. The Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of each Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2012

volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. Significant increases or decreases in any of these factors in isolation may result in higher or lower fair value measurement.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Funds have established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -

quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar investments, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

•	Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

2012 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2012

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund’s investments carried at fair value:

Helios Advantage Income Fund, Inc.

Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Term Loans	Common Stocks	Warrants	Total
Level 1 — Quoted Prices	$—	$—	$—	$783,694	$162,942	$946,636
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	3,532,026	51,543,644	—	—	—	55,075,670
Level 3 — Significant Unobservable Inputs	—	23,934,812	229,347	—	—	24,164,159

Total	$3,532,026	$75,478,456	$229,347	$783,694	$162,942	$80,186,465

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of September 30, 2012. The table is not all-inclusive, but provides information on the significant Level 3 inputs. The range below is the range of prices denoted as a percentage of par.

	Quantitative Information about Level 3 Fair Value Measurements

Assets	Fair Value as of September 30, 2012	Valuation Methodology	Significant Unobservable Input	Range
High Yield Corporate Bonds	$23,934,812	Unadjusted quoted market prices	NBIB(1)	0.01(2) - 112.25
Term Loans	229,347	Unadjusted quoted market prices	NBIB(1)	68.69

Total Fair Value for Level 3 Investments	$24,164,159

(1)

The Fund generally uses prices provided by an independent pricing service, or broker non-binding indicative bid prices (NBIB) on or near the valuation date as the primary basis for the fair value determinations for high yield corporate debt. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by the Adviser.

(2)	The Fund holds two securities that are priced at $0.01 causing the range shown above to be large.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	High Yield Corporate Bonds	Term Loans	Total
Balance as of March 31, 2012	$18,920,655	$185,210	$19,105,865
Accrued Discounts (Premiums)	4,694	2,975	7,669
Realized Gain/(Loss)	105,502	—	105,502
Change in Unrealized Appreciation (Depreciation)	169,206	41,162	210,368
Purchases at cost	9,439,560	38,156	9,477,716
Sales proceeds	$(4,516,430)	$(38,156)	$(4,554,586)
Transfers into Level 3	652,500	—	652,500	(a)
Transfers out of Level 3	(840,875)	—	(840,875	)(a)

Balance as of September 30, 2012	$23,934,812	$229,347	$24,164,159

Change in unrealized gains or losses relating to assets still held at reporting date	$191,324	$41,162	$232,486

(a)	Transfers in and out of Level 3 are due primarily to increases or decreases in trade basis information versus dealer quotes.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2012

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund’s investments carried at fair value:

Helios High Income Fund, Inc.

Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Term Loans	Common Stocks	Warrants	Total
Level 1 — Quoted Prices	$—	$—	$—	$568,536	$122,234	$690,770
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	3,044,331	35,694,609	—	—	—	38,738,940
Level 3 — Significant Unobservable Inputs	—	17,517,715	180,202	—	—	17,697,917

Total	$3,044,331	$53,212,324	$180,202	$568,536	$122,234	$57,127,627

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of September 30, 2012. The table is not all-inclusive, but provides information on the significant Level 3 inputs. The range below is the range of prices denoted as a percentage of par.

	Quantitative Information about Level 3 Fair Value Measurements

Assets	Fair Value as of September 30, 2012	Valuation Methodology	Significant Unobservable Input	Range
High Yield Corporate Bonds	$17,517,715	Unadjusted quoted market prices	NBIB(1)	0.01(2) - 112.25
Term Loans	180,202	Unadjusted quoted market prices	NBIB(1)	68.69

Total Fair Value for Level 3 Investments	$17,697,917

(1)

The Fund generally uses prices provided by an independent pricing service, or broker non-binding indicative bid prices (NBIB) on or near the valuation date as the primary basis for the fair value determinations for high yield corporate debt. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by the Adviser.

(2)	The Fund holds two securities that are priced at $0.01 causing the range shown above to be large.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	High Yield Corporate Bonds	Term Loans	Total
Balance as of March 31, 2012	$13,709,679	$145,522	$13,855,201
Accrued Discounts (Premiums)	1,585	2,338	3,923
Realized Gain/(Loss)	122,431	—	122,431
Change in Unrealized Appreciation (Depreciation)	108,602	32,342	140,944
Purchases at cost	6,868,240	29,979	6,898,219
Sales proceeds	(3,152,822)	(29,979)	(3,182,801)
Transfers into Level 3	456,750	—	456,750	(a)
Transfers out of Level 3	(596,750)	—	(596,750	)(a)

Balance as of September 30, 2012	$17,517,715	$180,202	$17,697,917

Change in unrealized gains or losses relating to assets still held at reporting date	$153,176	$32,342	$185,518

(a)	Transfers in and out of Level 3 are due primarily to increases or decreases in trade basis information versus dealer quotes.

2012 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2012

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund’s investments carried at fair value:

Helios Multi-Sector High Income Fund, Inc.

Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Term Loans	Common Stocks	Warrants	Total
Level 1 — Quoted Prices	$—	$—	$—	$641,290	$142,577	$783,867
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	3,023,639	40,690,771	—	—	—	43,714,410
Level 3 — Significant Unobservable Inputs	—	20,275,233	196,584	—	—	20,471,817

Total	$3,023,639	$60,966,004	$196,584	$641,290	$142,577	$64,970,094

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of September 30, 2012. The table is not all-inclusive, but provides information on the significant Level 3 inputs. The range below is the range of prices denoted as a percentage of par.

	Quantitative Information about Level 3 Fair Value Measurements

Assets	Fair Value as of September 30, 2012	Valuation Methodology	Significant Unobservable Input	Range
High Yield Corporate Bonds	$20,275,233	Unadjusted quoted market prices	NBIB(1)	0.01(2) - 112.25
Term Loans	196,584	Unadjusted quoted market prices	NBIB(1)	68.69

Total Fair Value for Level 3 Investments	$20,471,817

(1)

The Fund generally uses prices provided by an independent pricing service, or broker non-binding indicative bid prices (NBIB) on or near the valuation date as the primary basis for the fair value determinations for high yield corporate debt. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by the Adviser.

(2)	The Fund holds two securities that are priced at $0.01 causing the range shown above to be large.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	High Yield Corporate Bonds	Term Loans	Total
Balance as of March 31, 2012	$15,840,232	$158,751	$15,998,983
Accrued Discounts (Premiums)	860	2,551	3,411
Realized Gain/(Loss)	123,917	—	123,917
Change in Unrealized Appreciation (Depreciation)	128,208	35,282	163,490
Purchases at cost	8,000,110	32,701	8,032,811
Sales proceeds	(3,661,969)	(32,701)	(3,694,670)
Transfers into Level 3	522,000	—	522,000	(a)
Transfers out of Level 3	(678,125)	—	(678,125	)(a)

Balance as of September 30, 2012	$20,275,233	$196,584	$20,471,817

Change in unrealized gains or losses relating to assets still held at reporting date	$137,850	$35,282	$173,132

(a)	Transfers in and out of Level 3 are due primarily to increases or decreases in trade basis information versus dealer quotes.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2012

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund’s investments carried at fair value:

Helios Strategic Income Fund, Inc.

Valuation Inputs	Commercial Mortgage- Backed Securities	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Term Loans	Common Stocks	Warrants	Total
Level 1 — Quoted Prices	$—	$—	$—	$—	$3,165,914	$122,234	$3,288,148
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	—	7,734,627	20,895,064	—	—	—	28,629,691
Level 3 — Significant Unobservable Inputs	8,456,911	—	14,607,131	163,820	—	—	23,227,862

Total	$8,456,911	$7,734,627	$35,502,195	$163,820	$3,165,914	$122,234	$55,145,701

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of September 30, 2012. The table is not all-inclusive, but provides information on the significant Level 3 inputs. The range below is the range of prices denoted as a percentage of par.

	Quantitative Information about Level 3 Fair Value Measurements

Assets	Fair Value as of September 30, 2012	Valuation Methodology	Significant Unobservable Input	Range
Commercial Mortgage-Backed Securities	$8,456,911	Unadjusted quoted market prices	NBIB(1)	112.14 - 119.13
High Yield Corporate Bonds	14,607,131	Unadjusted quoted market prices	NBIB(1)	0.01(2) -112.25
Term Loans	$163,820	Unadjusted quoted market prices	NBIB(1)	68.69

Total Fair Value for Level 3 Investments	$23,227,862

(1)

The Fund generally uses prices provided by an independent pricing service, or broker non-binding indicative bid prices (NBIB) on or near the valuation date as the primary basis for the fair value determinations for commercial mortgage-backed securities and high yield corporate debt. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by the Adviser.

(2)	The Fund holds two securities that are priced at $0.01 causing the range shown above to be large.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Commercial Mortgage- Backed Securities	High Yield Corporate Bonds	Term Loans	Total
Balance as of March 31, 2012	$8,205,705	$11,827,302	$132,293	$20,165,300
Accrued Discounts (Premiums)	(34,916)	2,807	2,125	(29,984)
Realized Gain/(Loss)	—	120,311	—	120,311
Change in Unrealized Appreciation (Depreciation)	286,122	48,775	29,402	364,299
Purchases at cost	—	5,822,305	27,251	5,849,556
Sales proceeds	—	(3,079,744)	(27,251)	(3,106,995)

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Notes to Financial Statements (Unaudited)

September 30, 2012

Investments in Securities	Commercial Mortgage- Backed Securities	High Yield Corporate Bonds	Term Loans	Total
Transfers into Level 3	—	435,000	—	435,000	(a)
Transfers out of Level 3	—	(569,625)	—	(569,625	)(a)

Balance as of September 30, 2012	$8,456,911	$14,607,131	$163,820	$23,227,862

Change in unrealized gains or losses relating to assets still held at reporting date	$286,122	$100,477	$29,402	$416,001

(a)	Transfers in and out of Level 3 are due primarily to increases or decreases in trade basis information versus dealer quotes.

For the six months ended September 30, 2012, there was no security transfer activity between Level 1 and Level 2 for any of the Funds.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of September 30, 2012, the Funds have determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of September 30, 2012, open taxable years consisted of the taxable years ended March 31, 2009 through March 31, 2012. No examination of any of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets.

Dividends and Distributions: Each Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

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Notes to Financial Statements (Unaudited)

September 30, 2012

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Cash Flow Information: Each Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statements of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

The Funds have investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Funds would experience a reduction in their income, a decline in the market value of the securities so affected and a decline in the NAV of their shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, the Funds’ ability to achieve current income for its stockholders may be diminished. The Funds also are subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no

2012 Semi-Annual Report

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Notes to Financial Statements (Unaudited)

September 30, 2012

assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

Each Fund has entered into a separate Investment Advisory Agreement (the “Advisory Agreements”) with the Adviser under which the Adviser is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisory Agreements provide, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreements, and will pay all salaries of the Funds’ directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreements provide that each Fund shall pay the Adviser a monthly fee for its services at an annual rate of 0.65% of each Fund’s average daily total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage).

Each Fund previously entered into a separate expense limitation agreement (the “Expense Limitation Agreements”) under which the Adviser contractually agreed to waive its fees and/or reimburse each Fund for its expenses to the extent necessary to ensure each Fund’s annual operating expenses (excluding brokerage, interest expenses and taxes, and acquired fund fees and expenses) did not exceed 1.30% of average annual net assets of each Fund. The Expense Limitation Agreements terminated effective July 29, 2010. Pursuant to the Expense Limitation Agreements, the Adviser retains its right to receive reimbursement of any payments made by it, or to recoup any fees waived by it during the prior three fiscal years, provided that after giving effect to such repayment or recoupment, such adjusted total annual operating expenses (expressed as a percentage of average net assets) for each Fund would not exceed the percentage limitations listed above.

The amount of investment advisory fees waived and expenses reimbursed available to be recouped and the year of expiration for each Fund are listed in the table below:

Fund	March 31, 2013	Up to July 29, 2013
Helios Advantage Income Fund, Inc.	$374,959	$32,427
Helios High Income Fund, Inc.	337,154	58,511
Helios Multi-Sector High Income Fund, Inc.	353,979	44,492
Helios Strategic Income Fund, Inc.	341,483	57,099

During the six months ended September 30, 2012, the Adviser earned the following in investment advisory fees under the Advisory Agreements.

Fund	Investment Advisory Fees
Helios Advantage Income Fund, Inc.	$267,399
Helios High Income Fund, Inc.	190,669
Helios Multi-Sector High Income Fund, Inc.	216,227
Helios Strategic Income Fund, Inc.	181,128

$855,423

The Funds have entered into an Administration Agreement with the Adviser. The Adviser entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (the “Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining

Brookfield Investment Management Inc.

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Notes to Financial Statements (Unaudited)

September 30, 2012

certain books and records of the Funds and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Funds with administrative office facilities. For these services, each Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of each Fund’s average daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage). The Adviser is responsible for any fees due the Sub-Administrator.

During the six months ended September 30, 2012, the Adviser earned the following in Administration fees:

Fund	Administration Fee
Helios Advantage Income Fund, Inc.	$61,707
Helios High Income Fund, Inc.	44,001
Helios Multi-Sector High Income Fund, Inc.	49,899
Helios Strategic Income Fund, Inc.	41,799

$197,406

Certain officers of the Funds are officers and/or directors of the Adviser.

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, credit facility and U.S. Government securities, for the six months ended September 30, 2012 were as follows:

Fund	Purchases	Sales
Helios Advantage Income Fund, Inc.	$13,074,352	$11,601,539
Helios High Income Fund, Inc.	9,651,249	8,531,978
Helios Multi-Sector High Income Fund, Inc.	11,069,964	9,064,835
Helios Strategic Income Fund, Inc.	7,770,902	6,999,247

For the six months ended September 30, 2012, there were no transactions in U.S. Government securities.

6. Borrowings

Credit facility: The Funds established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. Each Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused. For the six months ended September 30, 2012, the average interest rate paid on the amounts outstanding under the line of credit was 1.25% for each of the Funds.

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Total line of credit amount available	$27,000,000	$19,000,000	$22,000,000	$18,000,000
Line of credit outstanding at September 30, 2012	23,700,000	17,425,000	19,800,000	15,950,000
Line of credit amount unused at September 30, 2012	3,300,000	1,575,000	2,200,000	2,050,000
Average balance outstanding during the period	23,700,000	17,425,000	19,800,000	15,950,000
Interest expense incurred on line of credit during the period	164,158	117,233	134,881	109,784

2012 Semi-Annual Report

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Notes to Financial Statements (Unaudited)

September 30, 2012

7. Reverse Stock Split

Effective September 1, 2009, each Fund affected a 1 for 5 reverse stock split for its respective shares. All share transactions in capital stock and per share data prior to September 1, 2009, have been restated to give effect of the reverse stock split. The reverse stock split had no impact on the overall value of a stockholder’s investment in each Fund.

8. Capital Stock

Each Fund is authorized to issue 1,000,000,000 shares of capital stock with a par value of $0.0001 per share. The Funds’ Boards of Directors are authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing any preferences, conversion or other rights, voting powers, or, restrictions, limitations as to dividends, qualifications, or terms or conditions for the redemption of such shares by the Funds. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. The Funds have no present intentions of offering additional shares, except as described in the Dividend Reinvestment Plan on page 75.

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions for the six months ended September 30, 2012 is expected to be from ordinary income but will be determined at the end of each Fund’s current fiscal year.

The tax character of distributions paid for the fiscal year ended March 31, 2012 were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Ordinary income(1)	$4,722,655	$3,484,189	$3,661,470	$2,490,768

Total distributions	$4,722,655	$3,484,189	$3,661,470	$2,490,768

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At March 31, 2012, each Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Undistributed ordinary income	$373,065	$34,148	$376,505	$276,511
Capital loss carryforward(1)	(401,012,492)	(299,376,208)	(450,100,115)	(365,491,429)
Unrealized appreciation	3,227,245	2,339,119	2,372,396	2,294,731

	$(397,412,182)	$(297,002,941)	$(447,351,214)	$(362,920,187)

(1)	To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of March 31, 2012, the Funds’ capital loss carryforwards were as follows:

Fund	Expiring in 2014	Expiring in 2015	Expiring in 2016	Expiring in 2017	Expiring in 2018
Helios Advantage Income Fund, Inc.	$—	$—	$54,307,610	$175,931,140	$170,773,742
Helios High Income Fund, Inc.	—	—	42,347,138	130,227,458	126,801,612
Helios Multi-Sector High Income Fund, Inc.	—	—	61,500,585	205,725,325	182,874,205
Helios Strategic Income Fund, Inc.	1,362,197	193,592	59,889,208	152,878,553	151,167,879

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2012

Federal Income Tax Basis: The federal income tax basis of the Funds’ investments at September 30, 2012 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Helios Advantage Income Fund, Inc.	$75,628,230	$5,728,864	$(1,170,629)	$4,558,235
Helios High Income Fund, Inc.	53,924,406	4,137,669	(934,448)	3,203,221
Helios Multi-Sector High Income Fund, Inc.	61,492,695	4,544,659	(1,067,260)	3,477,399
Helios Strategic Income Fund, Inc.	51,441,218	4,716,333	(1,011,850)	3,704,483

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.

10. Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for indemnification. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statements of Assets & Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

Management is currently evaluating the impact ASU No. 2011-11 will have on the Funds’ financial statements and disclosures.

12. Pending Litigation

Beginning in late 2007, lawsuits were filed in state and federal courts in Tennessee, Alabama, Arkansas, Indiana, Mississippi, Louisiana, New York and Texas relating to certain fixed income funds managed by the Adviser, including the Funds. Certain of the cases were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008 and other cases were filed as actions on behalf of one or more individuals or trusts. The complaints name various entities and individuals as defendants including, among others, the Funds, the former Adviser, Morgan Asset Management, Inc. (“MAM”), Morgan Keegan & Company, Inc. (“Morgan Keegan”), Regions Financial Corporation and several affiliates (“Regions”), certain former directors and former officers of the Funds and the Funds’ former portfolio managers. The complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund registration statements and other documents. The

2012 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2012

plaintiffs seek damages in amounts to be determined at trial and reasonable costs and, in some cases, attorneys’ fees. Each of the cases is at a preliminary stage. An answer was filed in a state court case, Burke v. Citigroup Global Markets, Inc. pending in the circuit court of Jefferson County, Alabama, on behalf of Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. Other than the Burke case and the motions to dismiss filed in the actions discussed below, no responses to the complaints have been filed in the actions pending against the Funds, and no classes have been certified in any of the putative class actions filed against the Funds. As discussed further below, the Funds moved to dismiss the consolidated class action related to the Closed-End funds, but the Court denied the motion as it relates to the Funds. The parties in this action substantially reached a settlement and filed a Stipulation of Settlement for the Court’s preliminary approval as discussed further below.

On March 13, 2008, a derivative action was filed in the United States District Court for the Western District of Tennessee seeking damages on behalf of Helios Multi-Sector High Income Fund, Inc. against MAM and certain former directors of the Fund. The complaint in this action alleged, among other things, that defendants MAM and certain former directors of the Fund breached their fiduciary duties and mismanaged the Fund in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaint sought damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. Motions to dismiss the complaint were filed by the respective defendants. The Board of the Fund underwent an investigation of the underlying allegations in the complaint to determine whether pursuit of such claims is in the best interest of the Fund. The Fund moved to dismiss the action without prejudice, or alternatively, to stay the action pending the completion of the Board’s investigation of the underlying allegations and its determination as to proceeding on behalf of the Fund. On March 10, 2010, the court granted the defendants’ motions to dismiss and dismissed the action without prejudice to the Fund’s right to seek remuneration for any perceived wrongs on the completion of its Board’s investigation.

Subsequently, on March 18, 2010, four derivative actions were filed on behalf of each of the Funds. The complaints in these actions allege, among other things, that defendants MAM, and certain former officers and directors of the Funds breached their fiduciary duties and mismanaged the Funds in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaints seek equitable relief, damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. The proceedings are at a preliminary stage. On November 5, 2010, the Court granted plaintiff’s unopposed motion for consolidation of these actions, and on December 6, 2010, plaintiffs filed a consolidated amended complaint. The Boards of the Funds have undertaken an investigation of the underlying allegations in the consolidated amended complaint to determine whether pursuit of such claims is in the best interest of the Funds. On January 24, 2011, the Funds filed a motion for a stay of the action pending the completion of the Boards’ investigation or, in the alternative, until April 6, 2011. Also on January 24, 2011, the non-Fund defendants filed motions to dismiss the consolidated amended complaint. On February 9, 2011, the Court granted the Funds’ motion and stayed the case until April 6, 2011. On April 6, 2011, the Funds and derivative plaintiffs filed a joint, unopposed motion for a sixty-day extension of the stay of the case to facilitate their discussion of a possible resolution of the issues in this action. The Court granted this motion on April 8, 2011, staying the case until June 6, 2011. Per the Court’s June 28, 2011 Scheduling Order, derivative plaintiffs filed their motion in opposition to the non-Fund defendants’ motion to dismiss on July 19, 2011. Non-Fund defendants filed their reply on August 18, 2011. On September 9, 2011, the Court entered an order granting non-Fund defendants’ motion to dismiss without prejudice. Following the Board’s investigation, the Board has authorized derivative plaintiffs’ counsel to pursue the derivative claims on behalf of the Closed-End funds. On October 21, 2011, derivative plaintiffs filed a verified shareholder derivative complaint, with plans to file an amended complaint soon thereafter. Subsequently, on November 15, 2011, derivative plaintiffs filed a verified amended shareholder derivative complaint. On January 13, 2012, non-Fund defendants filed a motion to dismiss the amended derivative complaint. Derivative plaintiffs filed their opposition brief on February 27, 2012, and defendants’ replies were filed on March 28, 2012. On May 8, 2012, the parties notified the Court that a settlement in principle had been reached in the derivative action, and on May 9, 2012 the Court granted the parties’ joint motion to stay the action pending finalization and documentation of the settlement terms.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2012

Claims substantially similar to those described above have been made in lawsuits filed in the United States Federal and state courts concerning certain open-end funds formerly managed by the Adviser. Motions to dismiss the open-end derivative and open-end class actions were filed by the respective defendants. The open-end fund defendants moved to dismiss the open-end derivative action without prejudice, or alternatively, to stay such action pending the completion of the Board investigation described above. On September 24, 2010, the Court denied defendants’ motions to dismiss but granted a stay of the action pending receipt by October 25, 2010 of a report by the Board regarding the status of its investigation; on October 22, 2010, the Board filed a status report, and requested that the stay be extended until November 30, 2010. The open-end fund defendants separately moved to dismiss the open-end class actions for failure to state a claim. On September 30, 2010, the Court issued an order granting in part and denying in part defendants’ motions to dismiss. Defendants’ time to answer the surviving claims was extended until November 30, 2010. On November 30, 2010, the open-end funds filed an additional status report in the open-end derivative action, including a proposed memorandum of understanding between the open-end funds and derivative plaintiffs regarding the resolution of some of the issues in the open-end derivative and class actions and the realignment of the open-end funds as plaintiffs in the open-end derivative action (the “MOU”). The open-end funds and derivative plaintiffs also filed a motion for an extension of the stay to facilitate the steps necessary to seek approval of the MOU and the proposed settlement. On December 10, 2010, the Court granted the joint motion and stayed the action until April 6, 2011. On December 16, 2010, the Court entered a scheduling order in the open-end class action that gave plaintiffs until April 6, 2011 to file the necessary motions seeking approval of the proposed partial settlement. On March 14, 2011, the open-end funds and derivative plaintiffs filed a joint motion for approval of the proposed notice to the open-end funds’ shareholders and final approval of the MOU in the open-end derivative action. On that same date, the open-end funds and lead plaintiffs filed a joint motion for preliminary approval of the proposed partial settlement and approval of notice to the settlement class members in the open-end class action. Non-Fund defendants filed opposition papers on April 18, 2011. On June 21, 2011 the Funds and plaintiffs executed an amended MOU (the “Amended MOU”), which was submitted to the Court together with the reply papers of the Funds and plaintiffs on June 24, 2011. The non-Fund defendants filed their sur-reply papers on August 1, 2011. On August 12, 2011, plaintiffs and the Funds filed a motion with the Court requesting leave to file sur-sur-reply briefs in response to the non-Fund defendants’ sur-reply briefs. On September 6, 2011, plaintiffs and the Funds filed a joint motion to strike the Declaration of Nancy J. Moore (the “Moore Declaration”), submitted in support of the non-Fund defendants’ opposition to final approval of the Amended MOU and partial settlement. Non-Fund defendants filed their opposition brief September 20, 2011, and plaintiffs and the Funds filed their reply brief on October 27, 2011. The Court held a hearing on the motion to strike the Moore Declaration on December 7, 2011, and on January 4, 2012, the Court entered an order denying the motion to strike. On March 26, 2012, the Court granted plaintiffs’ and the Funds’ joint motion for leave to file a sur-sur-reply on the Amended MOU briefing. On April 18, 2012, plaintiffs and the Funds each filed their respective sur-sur-reply briefs. On June 6, 2012, plaintiffs filed a motion for leave to file a Second Amended Consolidated Class Action Complaint, and attached the proposed amended complaint to the filing. On July 12, 2012, the Court granted the parties’ joint motion to extend the time for defendents to file a response to plaintiffs’ motion to amend the complaint until 30 days after a ruling from the Court on the motion to approve the AMOU and partial settlement, which is still pending.

On September 23, 2008, most of the cases pending in federal court in the Western District of Tennessee in which the Funds are defendants, and other cases pending in that court involving the same or similar claims against other defendants, were consolidated into a single proceeding encaptioned In re Regions Morgan Keegan Closed End Fund Litigation. On December 15, 2010, the Court entered an order appointing lead plaintiffs and lead counsel and consolidating the various actions in this proceeding. On February 22, 2011, plaintiffs filed a consolidated amended class action complaint, alleging Section 11 and Section 12 securities violations against Helios Multi-Sector High Income Fund, and Section 10b securities violations against all four Closed-End Funds. On April 13, 2011, the Funds filed a motion to dismiss the consolidated amended complaint with prejudice. The non-Fund defendants filed separate motions to dismiss the consolidated amended complaint on April 13, 2011. Per the Court’s May 20, 2011 Scheduling Order, plaintiffs filed their brief in opposition to the Funds’ and non-Fund defendants’ separate motions to dismiss on June 17, 2011. The Funds and non-Fund defendants filed their replies in support of their separate motions to dismiss on August 12, 2011. On March 30, 2012, the Court entered

2012 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2012

an order granting in part and denying in part the motion to dismiss. The Court dismissed certain claims against the Officer Co-Defendants, but denied dismissal of all other claims. On April 13, 2012, plaintiffs filed a consolidated amended class action complaint. On May 7, 2012, the Court granted co-defendants’ and the Funds’ joint, unopposed motion for an extension on the filing of an answer to the amended class action complaint until June 11, 2012. On May 8, 2012, the parties notified the Court that a settlement in principle had been reached in the securities class action, and on May 9, 2012 the Court granted the parties’ joint motion to stay the action pending finalization and documentation of the settlement terms.

On February 12, 2009, the Judicial Panel on Multidistrict Litigation (“Judicial Panel”) issued an order transferring related actions pending in other federal courts to the United States District Court for the Western District of Tennessee and directing that the transferred cases be coordinated or consolidated with the above-described actions relating to the Funds (the “MDL proceeding”).

On June 18 and June 23, 2010, respectively, two actions were filed in the Northern District of Alabama against Morgan Keegan, MK Holding, Inc., the Funds, and certain other defendants. These complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund prospectuses and registration statements. The plaintiffs seek damages in amounts to be determined at trial and attorneys’ fees. On July 28, 2010, joint motions were filed by plaintiffs, Morgan Keegan and MK Holding, Inc. in these proceedings for temporary stays pending transfer to the Western District of Tennessee for consolidated or coordinated pretrial proceedings as part of the MDL proceeding. The Court entered the MDL transfer order consolidating the actions on August 31, 2010.

On July 12, 2010, a putative class action was filed in the Western District of Tennessee against MAM, Morgan Keegan, Regions, MK Holding, Inc., the Funds, and certain other defendants. The action purports to assert claims under the Employee Retirement Income Security Act of 1974 (“ERISA”), on behalf of all ERISA plans for which Regions Bank serves or served as trustee, custodian or agent that owned or held shares of certain investment funds, which are subject of the multidistrict litigation discussed above. The Funds, together with certain open-end funds formerly managed by the Adviser, are sued as Nonfiduciary Parties in Interest, and are alleged to be liable, and subject to equitable remedies, for allegedly knowingly participating in breaches of ERISA fiduciary duties by other defendants, or wrongfully obtaining or receiving assets from the Regions ERISA Trusts. Plaintiffs also allege that the Funds are liable for the conduct of certain other defendants who allegedly acted as agents of the Funds. The action seeks equitable remedies, including a constructive trust and/or restitution of assets allegedly wrongfully obtained or received, as well as fees, profits, bonuses, dividends or other remuneration, together with damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. On September 9, 2010, the non-Fund defendants filed a motion to consolidate this action with other ERISA cases in which the Funds are not named as defendants. On April 25, 2011, the Court granted defendants’ motion to consolidate the ERISA actions. On May 20, 2011, the ERISA plaintiffs filed a Third Amended Consolidated Class Action Complaint that no longer names the Funds as defendants in the action.

No estimate of the effect, if any, of these lawsuits on the Funds can be made at this time.

13. Subsequent Events

Recent Litigation Updates

The Funds and the other parties to In re Helios Closed-End Funds Derivative Litigation, (the “Litigation”) have filed with the U.S. District Court for the Western District of Tennessee a Stipulation of Settlement. The Stipulation was submitted to the Court together with a proposed Preliminary Approval Order, which if signed by the Court, will preliminarily approve the settlement of the derivative claims filed on behalf of the Closed-End Funds in the Litigation in exchange for a settlement payment to the Closed-End Funds by the Regions Financial Corp. and several Morgan Keegan affiliated entities, as defined in the stipulation, in the amount of $6.0 million, less an attorneys’ fee award in the amount of $1.8 million. After a hearing on the settlement, if the Court grants final approval of the settlement, it is expected that each of the Closed-End Funds’ share of the settlement, after the

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2012

attorneys’ fee award is deducted, will be approximately the amounts reflected below, based upon an allocation of the settlement to the Closed-End Funds approved by the Closed-End Funds’ Boards of Directors:

Helios Advantage Income Fund, Inc.	$1,150,000 ($0.18 per share)
Helios Multi-Sector High Income Fund, Inc.	$1,225,000 ($0.16 per share)
Helios High Income Fund, Inc.	$ 850,000 ($0.17 per share)
Helios Strategic Income Fund, Inc.	$ 975,000 ($0.16 per share)

The Preliminary Approval Order, once signed by the Court, will provide for further notice of the settlement to the shareholders of the Closed-End Funds (at the Closed-End Funds’ expense), and the scheduling of a hearing and any remaining proceedings. The amount of the settlement is subject to modification by the Court prior to final approval and, therefore, the amount to be paid to each Closed-End Fund is subject to change.

Concurrent with the filing of the Stipulation of Settlement of the Litigation, the parties to In re Regions Morgan Keegan Closed-End Fund Litigation, (the “Class Action Litigation”) have also filed with the U.S. District Court for the Western District of Tennessee a Stipulation of Settlement. The Stipulation attaches a Preliminary Approval Order, which if signed by the Court, will preliminarily approve the settlement, including a release of securities claims alleged against the Closed-End Funds and the other defendants pursuant to the terms of the Stipulation of Settlement of the Class Action Litigation. The Stipulation of Settlement filed in the Class Action Litigation (which also is subject to Court approval) requires that certain of the defendants make a payment of $62.0 million to a class of Closed-End Fund shareholders and does not require any payments to be made by the Closed-End Funds in connection with the settlement of the Class Action Litigation.

The Preliminary Approval Order in the Class Action Litigation, once signed by the Court, will provide for further notice of the settlement to the class members, and the scheduling of a hearing and any remaining proceedings.

Other Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

Dividends: The Funds’ Boards of Directors declared the following monthly dividends:

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.0625	October 17, 2012	October 25, 2012
Helios High Income Fund, Inc.	$0.0600	October 17, 2012	October 25, 2012
Helios Multi-Sector High Income Fund, Inc.	$0.0425	October 17, 2012	October 25, 2012
Helios Strategic Income Fund, Inc.	$0.0350	October 17, 2012	October 25, 2012

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.0625	November 15, 2012	November 29, 2012
Helios High Income Fund, Inc.	$0.0600	November 15, 2012	November 29, 2012
Helios Multi-Sector High Income Fund, Inc.	$0.0425	November 15, 2012	November 29, 2012
Helios Strategic Income Fund, Inc.	$0.0350	November 15, 2012	November 29, 2012

Management has evaluated subsequent events in the preparation of the Funds’ financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

2012 Semi-Annual Report

HELIOS FUNDS

Compliance Certifications (Unaudited)

September 30, 2012

On August 20, 2012, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Brookfield Investment Management Inc.

HELIOS FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited)

September 30, 2012

At a meeting held on May 22, 2012, the Board, including a majority of the Disinterested Directors, considered and approved the continuation of the investment advisory agreements (the “Advisory Agreements”) between Brookfield Investment Management Inc. (the “Adviser”) and the Funds. In approving the Advisory Agreements, the Board, including a majority of the Disinterested Directors, determined that the fee structures were fair and reasonable and that approval of the Advisory Agreements was in the best interests of each Fund and its shareholders. The Board of Directors considered a wide range of information, including information regularly received from the Adviser at the quarterly Board meetings. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Adviser. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s management through board meetings, conversations and reports. The Board noted that the Adviser is responsible for managing the Funds’ investment programs, the general operations and the day-to-day management of the Funds and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Adviser and its affiliates are satisfactory. The Board’s conclusion was based, in part, upon services provided to the Funds such as quarterly reports provided by the Adviser: 1) comparing the performance of each Fund with a peer group, 2) showing that the investment policies and restrictions for each Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Adviser’s and the Funds’ codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Adviser as an investment adviser and the experience of the team of portfolio managers that manages the Funds and its current experience in acting as an investment adviser to other investment funds and institutional clients.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to presentations that compared each of the Funds’ performance with its Morningstar category peers for the 1, 3 and 5 year periods ending April 30, 2012, as well as the year-to-date period. The Board noted that each Fund performed below the median of its Morningstar category peers for the 3 and 5 year periods, while each Fund performed above the median for the 1 year period. The Board further noted that Helios Advantage Income Fund and Helios Multi-Sector High Income Fund performed above the median, while Helios High Income Fund and Helios Strategic Income Fund performed below the median for the year-to-date period. The Board noted the improvement in the performance of each Fund since July 29, 2008, when the Adviser began managing the Funds. Based on the Adviser’s discussion of the current market and its positioning of each Fund’s portfolio, the Board concluded that each Fund’s performance after the Adviser began its services as investment manager was adequate.

PROFITABILITY. The Board also considered the level of profits expected to be realized by the Adviser and its affiliates in connection with the operation of the Funds. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Adviser for its management of the Helios fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Funds. The Board further noted that the methodology followed in allocating costs to the Funds appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Funds was reasonable.

MANAGEMENT FEES AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of each Fund’s expenses. The Board compared the advisory fees and total expense ratios of each of the Funds with various comparative data that it had been provided. The Board noted that each Fund’s total expenses were higher than the median, while each Fund’s total advisory and administrative fee was at the median of the Funds’ peer group. The Board further noted that the fees and expenses payable by the Funds were comparable to those payable by other client accounts managed by the Adviser and concluded that each Fund’s management fees and total expenses were reasonable.

2012 Semi-Annual Report

HELIOS FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)

September 30, 2012

ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Funds grow. The Board noted that shareholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Funds, but noted that, as closed-end funds, the Funds were unlikely to grow significantly.

In considering the approval of the Advisory Agreements, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Adviser has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreements; performance of the Funds is adequate; and the proposed Advisory fees are fair and reasonable, given the nature, extent and quality of the services to be rendered by the Adviser.

After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the continuation of the Advisory Agreements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

The Funds offer a dividend reinvestment plan (the “Plan”) pursuant to which stockholders, unless they elect otherwise, automatically have dividends and other distributions reinvested in common shares of the Fund by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (together, the “Plan Agent”). Stockholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the recordholder by the Plan Agent.

How the Plan Works

After a Fund declares a dividend or determines to make other distributions, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly-issued shares of the Fund or (ii) by open-market purchases as follows:

•

If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly-issued shares on behalf of the participants. The number of newly-issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

•

If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the New York Stock Exchange (“NYSE”), in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus estimated brokerage commissions), the Plan Agent will cease its purchases. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. If the Plan Agent is unable to invest the full amount through open-market purchases during the purchase period, the Plan Agent will request that, with respect to the uninvested portion of such amount, the Fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the NAV per share (minus estimated brokerage commissions) equals or is less than the market price per share.

Costs of the Plan

The Plan Agent’s fees for the handling of the reinvestment of dividends and other distributions will be paid by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be subject to a $15.00 service fee and a $0.12 per share sold processing fee (which includes applicable brokerage commissions the Plan Agent is required to pay). The participant will not be charged any other fees for this service. However, each Fund reserves the right to amend the Plan to include a service fee payable by the participant.

Tax-Implications

The automatic reinvestment of dividends or other distributions does not relieve participants of any taxes that may be payable on such distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax returns. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.

2012 Semi-Annual Report

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

Right to Withdraw

Participants may withdraw from the Plan by calling the Plan Agent at 800-426-5523, writing to the Plan Agent at 250 Royall Street, Canton, Massachusetts 02021 or completing and returning the transaction form attached to each Plan statement. The withdrawal will be effective immediately if the participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or other distribution record date. Otherwise, the withdrawal will be effective the first trading day after the payment date for the dividend or other distribution with respect to any subsequent dividend or other distribution.

Brookfield Investment Management Inc.

CORPORATE INFORMATION

Investment Advisor and Administrator

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street

New York, New York 10281-1010

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Sub-Administrator and Fund Accounting Agent

U.S. Bank Fund Services

615 East Michigan Street

Milwaukee, Wisconsin 53202

Legal Counsel

Paul Hastings LLP

75 East 55th Street

New York, New York 10022

Custodian

U.S. Bank National Association

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Directors of the Funds

Rodman L. Drake	Chairman
Louis P. Salvatore	Audit Committee Chairman
Stuart A. McFarland	Director
Diana H. Hamilton	Director

Officers of the Funds
Kim G. Redding	President
Dana E. Erikson	Vice President
Richard M. Cryan	Vice President
Mark Shipley	Vice President
Steven M. Pires	Treasurer
Jonathan C. Tyras	Secretary
Seth Gelman	Chief Compliance Officer
Lily Wicker	Assistant Secretary

The Funds will file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Funds’ proxy voting policies and procedures, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to the SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrant.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

    Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual reports N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

    Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form
N-CSR.

(b)	As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	None.

(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)	None.

(b)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS STRATEGIC INCOME FUND, INC.

By:	/s/ Kim G. Redding
Kim G. Redding
President and Principal Executive Officer

Date: December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
President and Principal Executive Officer

Date: December 6, 2012

By:	/s/ Steven M. Pires
Steven M. Pires
Treasurer and Principal Financial Officer

Date: December 6, 2012